LETTER FROM THE PRESIDENT

BACKGROUND ARTWORK

Dear Fellow Contract Owner:

There's no doubt that we've all experienced excessive volatility in the financial markets in 1998. The 12-month period ending December 31, 1998, has served as a clear example of how the performance of different asset classes can vary widely over a given time period. For example, domestic large cap stocks made an impressive rebound in the fourth quarter to provide the highest asset class returns for the year, even more spectacular when viewed against the lackluster performance of small cap stocks over the past year. Similarly, the divergence between the returns of value versus growth styles, Europe versus Asia, and emerging versus developed markets reflects the overall volatility that has been inherent in 1998.

Given these wild swings in performance, we think the message is clear: expect volatility, and understand that it's extremely difficult to predict which asset classes will be strong performers and which ones will be weak. One way to cushion the volatility is to be sure that you're adequately diversified in your investments and that you've properly allocated your assets based on your investing needs and goals. By investing with Touchstone through a financial advisor, you have already taken the important first step in building a portfolio that can help you meet your future goals. Your financial advisor can help you set new guidelines when life-style changes occur, and they can help you measure your level of patience for overall market conditions.

We're proud to note that the Touchstone Standby Income Fund has been recognized with Morningstar's highest 5-star rating for its three-year performance as of 12-31-98(1). Those familiar with Morningstar know that they are a privately owned company that provides unbiased mutual fund information to help individual investors make informed investment decisions. Only the top 10% of all mutual funds in each investment class actually receive Morningstar's highest rating. The Touchstone Standby Income Fund, classified as an Ultrashort Bond fund by Morningstar, was ranked among 2,126 funds in Morningstar's Taxable Bond category as of 12/31/98.

I'd like to take this opportunity to thank you for the success we've shared together. We appreciate your continued confidence and investment in the Touchstone Family of Funds and Variable Annuities(2).

Sincerely,

/s/ Jill McGruder
Jill T. McGruder
President and Chief Executive Officer
Touchstone Family of Funds and Variable Annuities

P.S. Please visit us on the World Wide Web at www.touchstonefunds.com

(1) Morningstar proprietary ratings reflect historical risk-adjusted performance, and are subject to change every month. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns in excess of 3-month Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 3-month Treasury bill returns. The top 10% of funds in a category receives 5 stars; the next 22.5% receives 4 stars. Past performance is no guarantee of future results. The Advisor waived fees and reimbursed the Fund which had a material effect on the total return.

(2) Touchstone Variable Annuities are underwritten by Western-Southern Life Assurance Company, Cincinnati, Ohio. The Touchstone Family of Funds and Variable Annuities are distributed by Touchstone Securities, Inc., member NASD and SIPC. For a prospectus containing more information, including all fees and expenses, call 800.669.2796. Please read the prospectus carefully before investing or sending money.

NOTES

   TABLE OF CONTENTS

3
TABLE OF CONTENTS

                                                             PAGE
Separate Account 2
  Management Discussion & Analysis.........................    3
  Statement of Net Assets..................................   16
  Statement of Operations and Changes in Net Assets........   17
  Notes to Financial Statements............................   19
  Report of Independent Accountants........................   24
Select Advisors Variable Insurance Trust
  Emerging Growth..........................................    3
  International Equity.....................................    7
  Income Opportunity.......................................   10
  Value Plus...............................................   14
  Balanced.................................................   17
  Standby Income...........................................   21
  Statements of Assets and Liabilities.....................   22
  Statements of Operations.................................   23
  Statements of Changes in Net Assets......................   24
  Financial Highlights.....................................   26
  Notes to Financial Statements............................   28
  Report of Independent Accountants........................   36
Select Advisors Portfolios
  Growth & Income..........................................    3
  Bond.....................................................    6
  Statements of Assets and Liabilities.....................    9
  Statements of Operations.................................   10
  Statements of Changes in Net Assets......................   11
  Ratios and Supplementary Data............................   12
  Notes to Financial Statements............................   13
  Report of Independent Accountants........................   18

NOTES                                                                          4

                       TOUCHSTONE
                                                  WESTERN-SOUTHERN LIFE
                                                      ASSURANCE COMPANY

                                                SEPARATE ACCOUNT 2 LOGO
                        LOGO

                                                          ANNUAL REPORT
                                                      DECEMBER 31, 1998

NOTES                                                                          2

   MANAGEMENT DISCUSSION & ANALYSIS

3
MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Advisor Emerging Growth

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Advisor Emerging Growth Sub-Account's performance. Small capitalization stocks, as measured by the Russell 2000, declined 2.5% while the total return (net of fees and expenses) for the Touchstone Advisor Emerging Growth Sub-Account was 2.5%.

As the value-style manager of the Touchstone Advisor Emerging Growth Portfolio, David L. Babson's core strategy continued to stress bottom up fundamental analysis in identifying low risk stocks with attractive return potential. Small company stocks continued to have a difficult time in 1998. The domestic equity markets overall were marked by wild swings throughout the year. In the third quarter, the Russell 2000 declined 20% as investors sold stocks due to fears the U.S. was shortly headed into a recession. Not surprisingly, given Babson's low risk value discipline, the value-style portion of the Fund held its value well during the third quarter and bettered its benchmark.

In the fourth quarter of 1998, investors dramatically shifted course and purchased stocks as rapidly as they were sold in the previous quarter, resulting in the Russell 2000 increasing its value by 16%. Not surprisingly, Babson's low risk value discipline had difficulty keeping pace with the soaring market, and the value-style portion of the Portfolio trailed its benchmark for the quarter and for the entire year.

Standout performers for the year included Elsag Bailey (+137%) due to a buyout offer from the large European industrial conglomerate ABB, and Martin Marietta Materials (+70%) due to continued strong demand of their primary product, aggregates--a fancy term for rocks, stone and gravel which are critical in road and infrastructure building. Unfortunately, Babson's increased weighting in the Energy sector, the worst performing sector in 1998, detracted from performance. Babson still likes the long term outlook for the Energy sector and continues to increase their weighting in this sector.

As the growth-style manager of the Touchstone Advisor Emerging Growth Portfolio, Westfield Capital Management continued to find companies with good growth prospects. Unlike 1997, small cap growth did much better than small cap value in 1998. This pattern correlates very well with past cycles where growth outperforms relatively as overall corporate profits peak--an environment Westfield expects to continue into 1999.

Technology (including telecommunications) led the growth-style portion of the portfolio. Its impact can be seen in the performance pattern over the course of the year with the first quarter and fourth quarter accounting for most of the gains. Portfolio performance was achieved the old-fashioned way--that is, without the presence of Internet stocks. In the liquidity-driven market of 1998, top performance portfolio managers had to speculate on unheard of valuations in either the Internet group or the top 50 blue chips. Neither area fit Westfield's price/earnings-to-growth valuation discipline very well. Instead, some of Westfield's best technology stock picks were

   MANAGEMENT DISCUSSION & ANALYSIS
market-penetration stories. Such names as Geotel in call routing systems, Galileo in networking ICs, and EMC in data storage are but a few.

The portfolio kept pace with its benchmark and peers during the severe correction of July and August, and Westfield feels that this reflects the cushioning effect of their growth-at-a-reasonable-price style, as well as specific portfolio sector shifts made earlier in the year. Concerns about Asian demand caused Westfield to exit the Energy sector and several technology product arenas. Financially-sensitive holdings were reduced as they saw signs of a slowing economy, while service companies in the consumer and healthcare sectors were added. The educational field was also sharply overweighted and remained a stand-out performer.

                         GROWTH OF A $10,000 INVESTMENT

                                                   TOUCHSTONE VARIABLE      RUSSELL 2000 MAJOR INDEX
                                                 ANNUITY EMERGING GROWTH    ------------------------     WIESENBERGER SMALL CAP
                                                        PORTFOLIO                                              MINOR INDEX
                                                 -----------------------                                 ----------------------
2/95                                                      10000                       10000                       10000
3/95                                                      10100                       10171                       10294
6/95                                                      10714                       11125                       11458
9/95                                                      11637                       12224                       12955
12/95                                                     11741                       12488                       12801
3/96                                                      12300                       13126                       13501
6/96                                                      12847                       13782                       14428
9/96                                                      12574                       13829                       14705
12/96                                                     12948                       14548                       14934
3/97                                                      12562                       13796                       13808
6/97                                                      14873                       16032                       16007
9/97                                                      17207                       18418                       18439
12/97                                                     17170                       17801                       17424
3/98                                                      18750                       19592                       19361
6/98                                                      18079                       18678                       18781
9/98                                                      14541                       14915                       14838
12/98                                                     17592                       17348                       17675

                          Average Annual Total Return
One Year Ended 12/31/98 2.5%                       Since Inception 2/23/95 15.8%

                            Cumulative Total Return
                         Since Inception 2/23/95 75.9%

           Past performance is not indicative of future performance.


Touchstone Advisor International Equity

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Advisor International Equity Sub-Account. International equity stocks, as measured by the MSCI EAFE Index, rose 20.3% while the total return (net of fees and expenses) for the Touchstone Advisor International Equity Sub-Account was 19.3%.

As the manager of the Touchstone Advisor International Equity Portfolio, Credit Suisse Asset Management (formerly BEA Associates) attributes the Fund's performance to three prominent drivers: the Fund's allocation to

   MANAGEMENT DISCUSSION & ANALYSIS

5

European markets, their underweight position in Japan, and their absence from the rest of Asia.

In Europe, Credit Suisse favored several themes during the year including companies benefiting from restructuring and businesses that help other companies reduce costs. During the first half of the year, their positions in the auto (Renault, Porsche, Volkswagen and BMW), business services (Cap Gemini and SAP), and telecommunications equipment and mobile phone industries (Vodaphone and Telefonica) added to performance.

Late in the third quarter, as the emerging markets crisis spread, they repositioned their European allocation in favor of defensive industries and companies whose core businesses are concentrated in Europe. This repositioning had a negative impact in October, and was the primary cause of slight underperformance for the year, when oversold global financials, in which they were underweight, rallied sharply. However, their defensive positioning proved beneficial during the end of the quarter as investors reduced their global economic growth expectations and sought safer havens with higher earnings visibility.

Being underweight in Japan added to performance for the year while stock selection there hurt performance by a modest degree. For much of the year, the portfolio was positioned in large blue chip exporters (Sony, Canon, TDK and Honda) on the belief that their earnings would be more stable than domestic companies that rely on Japan's domestic economy for revenues. While exporters did well during the first part of the year, they were hurt in the third and fourth quarters when the yen rallied sharply, thereby weakening the profitability of exporters. Credit Suisse was also underweight in large banks in Japan, which rallied in October causing a negative impact on performance.

Being absent from all of Asia except Japan proved to be effective on a full-year basis. Despite the rally in the first month of the year and in the final quarter, Asian markets were weak for most of the year, underscoring the view that avoiding them was the most prudent approach to take.

   MANAGEMENT DISCUSSION & ANALYSIS

                         GROWTH OF A $10,000 INVESTMENT

                                                   TOUCHSTONE VARIABLE           MSCI EAFE INDEX
                                                  ANNUITY INTERNATIONAL          ---------------           WIESENBERGER NON-US
                                                    EQUITY PORTFOLIO                                           EQUITY - VA
                                                  ---------------------                                    -------------------
2/95                                                      10000                       10000                       10000
3/95                                                      10343                       10627                       10271
6/95                                                      10774                       10712                       10758
9/95                                                      11238                       11167                       11225
12/95                                                     11283                       11628                       11397
3/96                                                      11959                       11973                       11961
6/96                                                      12205                       12171                       12411
9/96                                                      12068                       12165                       12357
12/96                                                     12476                       12368                       12833
3/97                                                      12643                       12183                       12979
6/97                                                      14043                       13774                       14314
9/97                                                      14631                       13685                       14386
12/97                                                     14203                       12622                       13128
3/98                                                      16548                       14489                       14737
6/98                                                      17481                       14653                       14426
9/98                                                      15013                       12579                       12102
12/98                                                     16938                       15189                       14141

                          Average Annual Total Return
One Year Ended 12/31/98 19.3%                      Since Inception 2/23/95 14.7%

                            Cumulative Total Return
                         Since Inception 2/23/95 69.4%

           Past performance is not indicative of future performance.

Touchstone Advisor Income Opportunity

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Advisor Income Opportunity Sub-Account. Corporate high yield bonds, as measured by the Wiesenberger: Corporate High Yield Variable Annuity Index, declined 1.5%; emerging market bonds, as measured by the Wiesenberger: Emerging Market Income Variable Annuity Index, declined 22.7%, while corporate bonds in general, as measured by the Lehman Brothers Corporate Bond Index, rose 8.5%. Total return (net of fees and expenses) for the Touchstone Advisor Income Opportunity Sub-Account was -13.1%.

As the manager of the Touchstone Advisor Income Opportunity Portfolio, Alliance Capital Management continued to concentrate its portfolio strategy on investments in emerging market corporates, emerging market sovereign and U.S. corporate high yield debt. Alliance reports that 1998 was an extremely challenging year for financial markets, as economic turmoil spread from Asia to encompass Russia and Latin America, particularly Brazil. Both the high yield and emerging markets came under pressure in the second half of the year, after Russia announced a debt moratorium in August. High yield assets also came under pressure due to these global concerns, causing many companies to revise earning estimates downward; liquidity in the secondary market dissipated.

   MANAGEMENT DISCUSSION & ANALYSIS

7

As emerging market assets came under pressure, several positions were more severely impacted than others, including: Russian principal loans, overweight positions in Indonesian corporates, a Chinese toll road, and an Ecuadorian cellular company. The portfolio performance also suffered because of an overweight position in emerging market corporate securities that underperformed sovereign bonds.

During the second half of the year, Alliance decided to change the investment strategy and began to slowly weight the portfolio with more high yield assets, rather than emerging markets securities, reflecting their belief in the strength of the U.S. economy. As of December 31, 1997, 60% of Touchstone Income Opportunity was in emerging markets. By December 31, 1998, 32% of the portfolio was in emerging market assets. They accomplished this transition by taking advantage of positive price momentum in emerging assets. When they felt prices reflected fair value, they sold some of the emerging market assets--thereby minimizing the losses on the portfolio--and invested those assets in the domestic high yield area.

Alliance believes that there will be continued strong demand for the high yield asset class, which could offer price appreciation through spread tightening of 0.50% to 1.25%. Although high yield is not immune to external events such as the Brazilian situation, the outlook for continued, albeit slower, growth in the United States will have more of a positive impact on high yield performance.

                                                  GROWTH OF A $10,000 INVESTMENT

                                     TOUCHSTONE VARIABLE                                                        WIESENBERGER
                                       ANNUITY INCOME         LEHMAN BROTHERS      WIESENBERGER EMERGING   CORPORATE HIGH YIELD -
                                    OPPORTUNITY PORTFOLIO   CORPORATE BOND INDEX    MARKET INCOME - VA               VA
                                    ---------------------   --------------------   ---------------------   ----------------------
2/95                                        10000                  10000                   10000                    10000
3/95                                         9785                  10082                    9740                    10083
6/95                                        11268                  10832                   11408                    10595
9/95                                        11958                  11087                   12056                    10933
12/95                                       12573                  11635                   13048                    11277
3/96                                        13264                  11335                   13574                    11545
6/96                                        14072                  11386                   14975                    11770
9/96                                        15151                  11613                   16839                    12286
12/96                                       15887                  12017                   18107                    12667
3/97                                        16217                  11896                   18462                    12695
6/97                                        17308                  12387                   20203                    13382
9/97                                        18124                  12872                   21293                    14115
12/97                                       17673                  13247                   20131                    14285
3/98                                        18576                  13451                   21107                    14844
6/98                                        17767                  13788                   19445                    14824
9/98                                        14776                  14288                   13923                    13639
12/98                                       15368                  14374                   15551                    14065

                          Average Annual Total Return
One Year Ended 12/31/98 13.1%                      Since Inception 2/23/95 11.8%

                            Cumulative Total Return
                         Since Inception 2/23/95 53.7%

           Past performance is not indicative of future performance.

   MANAGEMENT DISCUSSION & ANALYSIS

Touchstone Advisor Value Plus

Over the course of the abbreviated period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Advisor Value Plus Sub-Account since its inception on May 1, 1998. From the Sub-Account's inception in May until the end of 1998, growth and value stocks, as measured by the S&P 500 Index, rose 11.7% while value stocks, as measured by the S&P Barra Value Index, rose 1.6%. Total return (net of fees and expenses) for the Touchstone Advisor Value Plus Sub-Account was 1.6%.

As the manager of the Touchstone Advisor Value Plus Portfolio, Fort Washington Investment Advisors concentrated their efforts on mid to large cap common stocks that were considered fundamentally undervalued. Fort Washington reports that 1998 marked the fourth straight year of twenty plus percent returns for the S&P 500, a first in history. The year was also characterized by several other events:

     O The Asian crisis and the Long Term Capital debacle sent shock waves through the financial markets.

     O Weakening overseas economies and a defiant Iraq headlined the foreign political landscape.

     O President Clinton weathered a flurry of setbacks including charges of sexual misconduct and a formal impeachment by members of Congress.

With all of this as a backdrop, investors encountered the type of volatility one would expect from an unpredictable market. Valuations for stocks continued to increase as a combination of lower interest rates and abundant liquidity pushed stock prices higher.

The S&P 500 return was clearly dominated by the largest twenty names as they accounted for over 36% of the index and over 75% of the total return for the year. Growth managers continued their outperformance versus value managers for 1998 is represented by the S&P Barra Growth and S&P Barra Value indexes, up 42.2% and 14.7% respectively. In an even starker contrast, the Russell 2000 turned in a -2.5% return for the full year.

The best performing sector in the portfolio for the time period was Finance, with Fannie Mae and Bank One contributing the most. Technology issues such as Computer Associates International were the weakest performing sector.

   MANAGEMENT DISCUSSION & ANALYSIS

9

                                                  GROWTH OF A $10,000 INVESTMENT

                                       TOUCHSTONE VARIABLE    S&P 500 MAJOR INDEX
                                        ANNUITY VALUE PLUS    -------------------    S&P BAR VALUE MINOR    WILSHIRE|LG CAP VALUE
                                            PORTFOLIO                                       INDEX                MINOR INDEX
                                       -------------------                           -------------------    ---------------------
4/98                                          10000                  10000                  10000                   10000
6/98                                           9907                  10227                   9934                    9968
9/98                                           8781                   9210                   8651                    8853
12/98                                         10157                  11171                  10159                   10075


                          Average Annual Total Return
One Year Ended 12/31/98 n/a                          Since Inception 5/1/98 1.6%

                            Cumulative Total Return
                         Since Inception 5/1/98 1.6%

           Past performance is not indicative of future performance.


Touchstone Advisor Growth & Income

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Advisor Growth & Income Sub-Account. Growth and value stocks, as measured by the S&P 500 Index, rose 28.6% while the total return (net of fees and expenses) for the Touchstone Advisor Growth & Income Sub-Account was 6.6%.

As the manager of the Touchstone Advisor Growth & Income Portfolio, Scudder Kemper Investments focused exclusively on their relative dividend yield discipline. Scudder reports that 1998 was truly a "Jekyll and Hyde" year for the U.S. equity market. On the one hand, the S&P 500 Index returned a remarkable 28.6%, the fourth consecutive year of returns in excess of 20%. On the other hand, it was an extraordinarily difficult period for value-oriented strategies, such as those employed by the Touchstone Growth & Income Portfolio. The strongest returns were limited to a narrow subset of the U.S. market, mostly the largest capitalization growth technology stocks. Unfortunately, these returns did not percolate down to most other stocks in the S&P 500. The lack of market breadth last year is captured by the following statistics: fully 70% of the stocks in the S&P 500 underperformed the reported index return, and 40% of S&P 500 stocks actually declined for the year.

   MANAGEMENT DISCUSSION & ANALYSIS

Other than the headwind of large cap growth stock dominance, the primary negative influence resulted from Scudder's overweight in industrial cyclicals, largely chemical, paper/forest products, and metals stocks. This overweight had been in place since 1997, having been driven by the stocks' recession level valuations. But commodity deflation, in combination with operating (and in a few cases, financial) leverage caused such severe pressure on earnings that even historically low valuations were not able to mitigate downside in stocks such as Imperial Chemical, Witco, Lyondell and Oregon Steel. One bright spot in the chemical sector was the third quarter announcement that BetzDearborn was to be acquired by Hercules, leading to a 20% total return for the stock for the ten months of 1998 until it was acquired. The paper stocks fared better, largely because of their year-end rally which had each of the Fund's paper holdings outperforming the fourth quarter S&P 500 return of 21%. This rally was driven by a positive sentiment shift that occurred at the depths of the September market. The global oversupply of pulp had become so severe that U.S. companies began to respond with meaningful closings of capacity in an attempt to stabilize pricing. Further positive news was the surprise announcement in November that International Paper was seeking to acquire Union Camp, which drove the entire sector higher.

The greatest source of outperformance was the Fund's overweight in telecommunication stocks, which in aggregate rose 48%. Standout performers were Bellsouth (+81%), Sprint (+64%), Alltel (+50%), and Frontier (+46%). Low relative valuations at the beginning of the year, and the increasing recognition that the local telephone companies' earnings were being enhanced by the growth in value-added services catalyzed the outperformance of many of these stocks. Scudder's underweight in the consumer staple sector, as well as specific stock selection, also added value as their value discipline enabled them to avoid the weakness in Coca-Cola, Procter & Gamble, and Gillette. Instead, the portfolio was led by standout performers Avon (+47%) and Unilever (+35%). The Fund also benefited from the fact many of its best performing stocks were top holdings. These included Ford (+87%), Bellsouth (+81%), Sprint (+64%), Xerox (+62%), American Home Products (+50%), Bristol-Myers Squibb (+43%), and Chase Manhattan (+33%). And finally, the tremendous level of merger and acquisition activity in the U.S. market helped the Fund last year. Stocks which were held that were acquired during the year (or which are pending final completion) included MidOcean, Mercantile Stores, Firstar, Echlin, BetzDearborn, and Mobil.

Scudder continues to focus on their relative dividend yield discipline, which seeks to identify opportunities in undervalued and misunderstood companies. While this discipline does not add value in every year, Scudder feels that it has proven itself over market cycles. They cannot control the normal cyclical shifts between growth and value, but they are confident that adhering to a time tested stock selection discipline will prove beneficial over time.

   MANAGEMENT DISCUSSION & ANALYSIS

11

                                                  GROWTH OF A $10,000 INVESTMENT

                                                   TOUCHSTONE VARIABLE            S&P 500 INDEX
                                                 ANNUITY GROWTH & INCOME          -------------           WIESENBERGER GROWTH &
                                                      II PORTFOLIO                                             INCOME - VA
                                                 -----------------------                                  ---------------------
2/95                                                      10000                       10000                       10000
3/95                                                      10252                       10295                       10249
6/95                                                      11008                       11278                       11017
9/95                                                      11839                       12174                       11845
12/95                                                     12534                       12908                       12386
3/96                                                      13407                       13600                       12996
6/96                                                      13705                       14210                       13423
9/96                                                      13866                       14649                       13853
12/96                                                     14291                       15871                       14856
3/97                                                      13696                       16296                       14914
6/97                                                      15231                       19141                       16913
9/97                                                      16566                       20575                       18210
12/97                                                     16996                       21165                       18423
3/98                                                      19152                       24118                       20487
6/98                                                      18597                       24914                       20547
9/98                                                      16222                       22436                       18151
12/98                                                     18117                       27213                       21427


                          Average Annual Total Return
One Year Ended 12/31/98 6.6%                       Since Inception 2/23/95 16.7%

                            Cumulative Total Return
                         Since Inception 2/23/95 81.2%

           Past performance is not indicative of future performance.

Touchstone Advisor Balanced

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Advisor Balanced Sub-Account. Growth and value stocks, as measured by the S&P 500 Index, rose 28.6% and government and corporate bonds, as measured by the Lehman Brothers Aggregate Index, rose 8.7% while the total return (net of fees and expenses) for the Touchstone Advisor Balanced Sub-Account was 4.6%.

As the manager of the Touchstone Advisor Balanced Portfolio, OpCap Advisors employed a disciplined, bottom-up approach to stock selection which has not changed since they began managing this Portfolio in April of 1997. Their investment horizon is long-term, with an average holding period of 3 to 4 years. OpCap reports that the stock market was characterized in 1998 by exceptionally strong crosscurrents, including wide performance disparities among individual stocks. Many quality businesses that are inexpensive languished or even fell in price, while many large cap growth stocks and technology issues with what OpCap believed to be unsustainably high valuations became even more highly valued. Subsequently, OpCap's equity performance suffered from the ownership of a disproportionate number of quality mid cap companies that have reasonable valuations. The mid cap sector, especially mid cap value stocks, lagged badly in the year.

   MANAGEMENT DISCUSSION & ANALYSIS

Performance also suffered from the relatively limited holdings of technology stocks. The stock market valued many technology companies as if they had unlimited earnings growth potential. The most obvious example is the Internet stocks, which rose dramatically in price in 1998 even though many Internet companies have very limited revenues. For example, At Home Corporation with a market capitalization of $11 billion had revenues for the year of $50 million. While OpCap agrees that technology is revolutionary, they do not feel comfortable paying high prices for large unknowns. Moreover, they believe that highly priced technology stocks, including the Internet issues, may be vulnerable to large declines when the euphoria that surrounds them subsides. For these reasons, they sold their technology holdings when they believed they had achieved a level of prudent valuation. For example, the EMC Corporation (EMC) position was sold in August at a price of $59 per share, or 37 times 1998's estimated earnings.

While technology stocks soared in 1998, many solid but less glamorous companies with improving business results fell by the wayside. The most striking example in the portfolio is the real estate company, Security Capital Group, which experienced a 58% drop in its share price. This occurred even though the company's funds from operations (the real estate equivalent to earnings per share) are expected to rise 9% in 1998 and 20% in 1999. At year end, the company's stock sold at less than eight times 1998 funds from operations and at a large discount to its net asset value.

Even though OpCap's disciplined value style of investing did not produce strong returns in 1998, they will stick to it because in their experience it has proven itself over time. In other words, they will continue to invest carefully for the long term, rather than chase highly valued stocks or buy companies that are in vogue. Their objective is to control risk and generate superior returns by acquiring stocks for substantially less than they are worth.

OpCap believes two of the most important long-term drivers of the price of a stock are five-year average return on equity and five-year earnings per share growth. In that regard, the companies they own have significantly higher return on equity and comparable earnings per share growth than the average of the stocks in the S&P 500 Index. The stocks owned by the Fund not only have favorable business characteristics, but are also reasonably valued. Their weighted average positive price/earnings ratio was 18.9 times at the end of the year and their weighted average price to book ratio was 3.8 times, well below the S&P 500 Index's levels of 26.7 times and 13.8 times, respectively. They remain optimistic that investments in quality undervalued businesses will generate superior returns over time.

In the second half of the year, OpCap established new positions in the common stocks of Compaq Computer, Computer Associates International and News Corporation Limited. Each is expected to deliver strong business results in 1999. In the case of Compaq, for instance, they believe the stock is inexpensive because of uncertainties created by acquisitions and recent poor operating performance. They believe management has a sound plan for integrating acquisitions and improving core operating results. The five largest equity holdings at December 31, 1998 were Security Capital Group (Class B), a real estate company; Teva Pharmaceutical Industries Ltd., the

   MANAGEMENT DISCUSSION & ANALYSIS

13

leading global generic pharmaceutical company; Sabre Group Holdings, which operates a travel reservation and information system; Monsanto Co., a life sciences company; and Sprint Corp., a leading provider of telecommunications services.

In addition to its holdings of common stocks, which represented 59.7% of the Fund's net assets at year end, 34.7% of net assets were invested in fixed income securities. The balance was invested in cash and cash equivalents. The fixed income portion of the portfolio performed well in 1998. OpCap's fixed income holdings include a diverse group of high-quality corporate bonds, U.S. Government and agency securities, foreign government debt and tax-exempt municipal bonds.

                                                  GROWTH OF A $10,000 INVESTMENT

                                 TOUCHSTONE       S&P 500 MAJOR     LEHMAN BROS.                        WIESENBERGER
                                  VARIABLE            INDEX        AGGREGATE MAJOR     BLEND: 60%      BALANCED MINO
                                   ANNUITY        -------------        INDEX 2         S&P 40% LB           INDEX
                                  BALANCED                         ---------------   AGGREGATE MINOR   -------------
                                  PORTFOLIO                                               INDEX
                                 ----------                                          ---------------
2/95                                10000             10000             10000             10000             10000
3/95                                10288             10295             10061             10202             10161
6/95                                11279             11278             10674             11034             10825
9/95                                11954             12174             10884             11645             11383
12/95                               12018             12908             11348             12266             11795
3/96                                12412             13600             11147             12569             12026
6/96                                12545             14210             11210             12936             12236
9/96                                12954             14649             11417             13278             12503
12/96                               13922             15871             11760             14102             13089
3/97                                13808             16296             11695             14303             13005
6/97                                15170             19141             12125             15993             14339
9/97                                16097             20575             12530             16935             15274
12/97                               16382             21165             12895             17433             15396
3/98                                17472             24118             13094             18986             16596
6/98                                17531             24914             13402             19544             16923
9/98                                15896             22436             13968             18731             15784
12/98                               17136             27213             14015             21091             17777

                          Average Annual Total Return
One Year Ended 12/31/98 4.6%                       Since Inception 2/23/95 15.0%

                            Cumulative Total Return
                         Since Inception 2/23/95 71.4%

           Past performance is not indicative of future performance.


Touchstone Advisor Bond

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Advisor Bond Sub-Account. Corporate bonds, as measured by the Lehman Brothers Aggregate Index, rose 8.7% while the return of the Wiesenberger:
Corporate Bond (Investment Grade) Variable Annuity Average rose 6.3%. Total return (net of fees and expenses) for the Touchstone Advisor Bond Sub-Account was 7.4%.

As the manager of the Touchstone Advisor Bond Portfolio, Fort Washington Investment Advisors continued to strategically rotate between govern-

   MANAGEMENT DISCUSSION & ANALYSIS
ment, corporate and mortgage securities throughout the year. Fort Washington reports that the Fund generated solid returns in a market that was very unfriendly to the average manager. The returns were the result of an above average market yield and a portfolio duration equal to that of the Fund's overall market index.

The portfolio was overweight in corporate and asset-backed securities. A 5% cash position and a core position (5%) in preferred stocks generated significant current income with low market volatility. The goal of the portfolio was to find market niches of mispriced securities that generated above average returns for their quality or duration. The portfolio position in preferred stock was a perfect example of this strategy.

                         GROWTH OF A $10,000 INVESTMENT

                                                  TOUCHSTONE VARIABLE      LEHMAN BROTHERS AGGREGATE   WIESENBERGER CORPORATION -
                                               ANNUITY BOND II PORTFOLIO             INDEX                   INV GRADE - VA
                                               -------------------------   -------------------------   --------------------------
2/95                                                     10000                       10000                       10000
3/95                                                     10068                       10061                       10050
6/95                                                     10702                       10674                       10651
9/95                                                     10863                       10884                       10830
12/95                                                    11309                       11348                       11216
3/96                                                     11036                       11147                       11055
6/96                                                     11048                       11210                       11087
9/96                                                     11222                       11417                       11280
12/96                                                    11506                       11760                       11606
3/97                                                     11447                       11695                       11560
6/97                                                     11794                       12125                       11935
9/97                                                     12149                       12530                       12299
12/97                                                    12322                       12895                       12524
3/98                                                     12551                       13094                       12723
6/98                                                     12815                       13402                       12944
9/98                                                     13103                       13968                       13315
12/98                                                    13228                       14015                       13315


                          Average Annual Total Return
One Year Ended 12/31/98 7.4%                       Since Inception 2/23/95 7.5%

                            Cumulative Total Return
                         Since Inception 2/23/95 32.3%

           Past performance is not indicative of future performance.


Touchstone Advisor Standby Income

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Advisor Standby Income Sub-Account. Cash equivalents, as measured by the Smith Barney 3-Month Treasury Bill Index rose 5.1% while the Merrill Lynch 91-Day Treasury Index rose 5.2% and the return of the 30-Day Money Market Yield Index rose 5.1%. Total return (net of fees and expenses) for the Touchstone Advisor Standby Income Sub-Account was 4.9%.

   MANAGEMENT DISCUSSION & ANALYSIS

15

As the manager of the Touchstone Advisor Standby Income Portfolio, Fort Washington Investment Advisors maintained its core investment strategy by using a sector rotation strategy and trend analysis. As the year began, the Portfolio was overweight in commercial paper and had an average maturity that matched the 3-Month Treasury Bill Index. As the year concluded, they had a significantly higher corporate and asset-backed weighting. They had also extended the average maturity of the fund making it roughly 50% longer than the 3-month Treasury bill. This dual focus restructuring was accomplished by rotating into corporate and asset-backed securities as spreads widened to near historic highs. In the process, Fort Washington was able to pare back their commercial paper exposure and better position the portfolio for the coming year.

                                                  GROWTH OF A $10,000 INVESTMENT

                                        TOUCHSTONE VARIABLE
                                          ANNUITY INCOME         30-DAY MM MINOR      MERRILL 91-DAY MINOR      NEW SBR 3-MTH
                                       OPPORTUNITY PORTFOLIO          INDEX                  INDEX              TREASURY INDEX
                                       ---------------------     ---------------      --------------------      --------------
2/95                                           10000                  10000                  10000                  10000
3/95                                           10059                  10046                  10051                  10049
6/95                                           10135                  10185                  10202                  10196
9/95                                           10223                  10321                  10347                  10339
12/95                                          10365                  10457                  10499                  10480
3/96                                           10469                  10586                  10628                  10616
6/96                                           10582                  10713                  10765                  10750
9/96                                           10701                  10842                  10914                  10890
12/96                                          10820                  10974                  11056                  11031
3/97                                           10925                  11107                  11197                  11171
6/97                                           11049                  11246                  11350                  11315
9/97                                           11191                  11387                  11502                  11461
12/97                                          11315                  11532                  11646                  11610
3/98                                           11440                  11679                  11797                  11760
6/98                                           11576                  11826                  11949                  11909
9/98                                           11727                  11975                  12119                  12060
12/98                                          11868                  12114                  12254                  12198


                          Average Annual Total Return
One Year Ended 12/31/98 4.9%                       Since Inception 2/23/95 4.5%

                            Cumulative Total Return
                         Since Inception 2/23/95 18.7%

           Past performance is not indicative of future performance.

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 2

STATEMENT OF NET ASSETS                                                       16
                                                               December 31, 1998

ASSETS:
  Investments at current market value:
     Select Advisors Variable Insurance
       Trust
       Emerging Growth Portfolio                     (11,189 shares, cost  $166,980)     $  171,529
       International Equity Portfolio                (11,556 shares, cost  $152,581)        161,316
       Balanced Portfolio                            (12,287 shares, cost  $174,676)        171,523
       Income Opportunity Portfolio                  (20,202 shares, cost  $196,125)        175,556
       Standby Income Portfolio                      (46,659 shares, cost  $467,053)        467,053
       Value Plus Portfolio                              (10 shares, cost  $     97)            102
     Select Advisors Portfolios
       Growth & Income Portfolio II        (0.318505% beneficial interest  $201,433)        237,910
       Bond Portfolio II                   (0.283934% beneficial interest  $ 96,433)        109,301
---------------------------------------------------------------------------------------------------
          Total assets                                                                    1,494,290
LIABILITIES:
  Accounts payable                                                                               35
---------------------------------------------------------------------------------------------------
          Total liabilities                                                                      35
               Total net assets                                                          $1,494,255
---------------------------------------------------------------------------------------------------
NET ASSETS:
  Variable annuity contracts                                                             $1,493,051
  Retained in the variable account by Western-Southern Life Assurance Company                 1,204
---------------------------------------------------------------------------------------------------
               Total net assets                                                          $1,494,255
---------------------------------------------------------------------------------------------------

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 2

17                             STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                                            For the Year Ended December 31, 1998

                                              EMERGING     INTERNATIONAL                   INCOME        STANDBY
                                               GROWTH         EQUITY        BALANCED     OPPORTUNITY     INCOME      VALUE PLUS
                                  TOTAL      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
INCOME:
 Dividends and capital gains    $   90,346    $  5,973        $  5,347      $  9,305     $   63,278     $  6,443
 Miscellaneous income (loss)        (4,698)        188          (1,300)       (1,800)        (2,054)         388        $  5
EXPENSES:
 Mortality and expense risk,
   and administrative charge        13,748       1,845           1,312         1,432          5,436          928           5
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)       71,900       4,316           2,735         6,073         55,788        5,903           0
--------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation)
   on investments                   29,707     (12,141)          6,483        (8,062)        23,279           43           5
 Realized gain (loss) on
   investments                     (60,160)      5,778          19,119        10,103        (95,409)          19         230
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments        (30,453)     (6,363)         25,602         2,041        (72,130)          62         235
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from
 operations                         41,447      (2,047)         28,337         8,114        (16,342)       5,965         235
--------------------------------------------------------------------------------------------------------------------------------
CONTRACT OWNERS ACTIVITY:
 Payments received from
   contract owners               1,109,428      59,053          60,324        32,031        127,683      641,970         100
 Net transfers between sub-
   accounts                             --     103,499          13,119        24,334       (830,696)     617,134        (233)
 Withdrawals and surrenders     (1,739,080)   (247,322)        (89,500)      (61,060)      (131,066)    (925,092)         --
 Contract maintenance charge        (1,224)       (200)           (207)         (238)          (211)         (43)         --
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
      from contract activity      (630,876)    (84,970)        (16,264)       (4,933)      (834,290)     333,969        (133)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets                           (589,429)    (87,017)         12,073         3,181       (850,632)     339,934         102
Net assets, at beginning of
 period                          2,083,684     258,541         149,238       168,337      1,026,184      127,103          --
--------------------------------------------------------------------------------------------------------------------------------
Net assets, at end of period    $1,494,255    $171,524        $161,311      $171,518     $  175,552     $467,037        $102
--------------------------------------------------------------------------------------------------------------------------------

                                 GROWTH &
                                  INCOME         BOND
                                SUB-ACCOUNT   SUB-ACCOUNT
INCOME:
 Dividends and capital gains           --            --
 Miscellaneous income (loss)     $    (50)     $    (75)
EXPENSES:
 Mortality and expense risk,
   and administrative charge        2,156           634
---------------------------------------------------------------------
 Net investment income (loss)      (2,206)         (709)
----------------------------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation)
   on investments                  13,754         6,346
 Realized gain (loss) on
   investments                         --            --
-----------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments        13,754         6,346
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from
 operations                        11,548         5,637
-------------------------------------------------------------------------------------------------------------------------
CONTRACT OWNERS ACTIVITY:
 Payments received from
   contract owners                 99,943        88,324
 Net transfers between sub-
   accounts                        90,949       (18,106)
 Withdrawals and surrenders      (232,204)      (52,836)
 Contract maintenance charge         (285)          (40)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
      from contract activity      (41,597)       17,342
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets                           (30,049)       22,979
Net assets, at beginning of
 period                           267,959        86,322
--------------------------------------------------------------------------------------------------------------------------------
Net assets, at end of period     $237,910      $109,301
--------------------------------------------------------------------------------------------------------------------------------

                                            For the Year Ended December 31, 1997

                                              EMERGING     INTERNATIONAL                   INCOME        STANDBY
                                               GROWTH         EQUITY        BALANCED     OPPORTUNITY     INCOME
                                  TOTAL      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
INCOME:
 Dividends and capital gains    $   98,985    $ 13,867        $  7,984      $ 12,525     $   48,689    $   15,920
 Miscellaneous income (loss)         2,046         424             242           151            491           (21)
EXPENSES:
 Mortality and expense risk,
   and administrative charge         8,013         946             799           789          1,297         2,346
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)       93,018      13,345           7,427        11,887         47,883        13,553
--------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation)
   on investments                  (16,192)     15,477            (131)        1,715        (45,887)          (43)
 Realized gain (loss) on
   investments                      15,346       7,624           4,509         2,405          1,824        (1,016)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments           (846)     23,101           4,378         4,120        (44,063)       (1,059)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from
 operations                         92,172      36,446          11,805        16,007          3,820        12,494
--------------------------------------------------------------------------------------------------------------------------------
CONTRACT OWNERS ACTIVITY:
 Payments received from
   contract owners               1,524,644      33,978          41,159        51,326         59,528     1,247,173
 Net transfers between sub-
   accounts                             --     144,764          47,420        48,835        909,558    (1,310,153)
 Withdrawals and surrenders        (68,116)     (9,166)         (7,648)       (2,812)        (3,655)      (36,193)
 Contract maintenance charge          (665)       (126)           (111)         (118)          (102)          (37)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
      from contract activity     1,455,863     169,450          80,820        97,231        965,329       (99,210)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets                          1,548,035     205,896          92,625       113,238        969,149       (86,716)
Net assets, at beginning of
 period                            535,649      52,645          56,613        55,099         57,035       213,819
--------------------------------------------------------------------------------------------------------------------------------
Net assets, at end of period    $2,083,684    $258,541        $149,238      $168,337     $1,026,184    $  127,103
--------------------------------------------------------------------------------------------------------------------------------

                                 GROWTH &
                                  INCOME         BOND
                                SUB-ACCOUNT   SUB-ACCOUNT
INCOME:
 Dividends and capital gains     $     --      $     --
 Miscellaneous income (loss)          719            40
EXPENSES:
 Mortality and expense risk,
   and administrative charge        1,413           423
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)        (694)         (383)
--------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation)
   on investments                   8,426         4,251
 Realized gain (loss) on
   investments                         --            --
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments         8,426         4,251
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from
 operations                         7,732         3,868
--------------------------------------------------------------------------------------------------------------------------------
CONTRACT OWNERS ACTIVITY:
 Payments received from
   contract owners                 58,171        33,309
 Net transfers between sub-
   accounts                       143,810        15,766
 Withdrawals and surrenders        (8,642)           --
 Contract maintenance charge         (140)          (31)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
      from contract activity      193,199        49,044
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets                           200,931        52,912
Net assets, at beginning of
 period                            67,028        33,410
--------------------------------------------------------------------------------------------------------------------------------
Net assets, at end of period     $267,959      $ 86,322
--------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 2

NOTES                                                                         18

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 2

19
NOTES TO FINANCIAL STATEMENTS

1.  Organization
Western-Southern Life Assurance Company Separate Account 2 (the "Account") is a unit investment trust registered under the Investment Company Act of 1940 (the "1940 Act), established by the Western-Southern Life Assurance Company (the "Company"), a life insurance company which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company ("Western & Southern"). The Account is a funding vehicle for individual variable annuity contracts and commenced operations on February 23, 1995.

The variable annuity contracts are designed for individual investors and group plans that desire to accumulate capital on a tax-deferred basis for retirement or other long-term objectives. The variable annuity contracts are distributed across the United States through a network of broker-dealers and wholesalers.

2.  Significant Accounting Policies

The Account has eight investment sub-accounts each of which invests in the corresponding portfolio (a "Portfolio") of Select Advisors Variable Insurance Trust or of Select Advisors Portfolios, each of which is an open-ended diversified management investment company. The sub-account's value fluctuates on a day to day basis depending on the investment performance of the Portfolio in which each sub-account is invested. Sub-account transactions are recorded on the trade date and income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of specific identification.

Upon annuitization, the contract assets are transferred to the general account of the Company. Accordingly, contract reserves are recorded by the company. See the related prospectus for a more detailed description of the annuity contracts.

3.  Contract Charges

Certain deductions for administrative and risk charges are deducted from the contract value, in order to compensate the Company for administrative expenses and for the assumption of mortality and expense risks. These charges are made daily at an annual effective rate of .80% of the contract value.

The Company also deducts an annual contract maintenance charge of $35 from the contract value on each contract anniversary and upon any full surrender.

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 2

                                                                              20
Notes to Financial Statements continued

                     4.  Use of Estimates
                     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     5.  Taxes

                     The Account is not taxed separately because the operations of the Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

                     6.  Purchases and Sales of Investments

                     The following table shows aggregate cost of shares and beneficial interests of the portfolios purchased and proceeds from shares and beneficial interests of the portfolios sold by the corresponding sub-accounts for the period January 1, 1998 to December 31, 1998.

                                                                             PURCHASES      SALES
                            Select Advisors Variable Insurance Trust
                              Emerging Growth Portfolio                      $  202,196   $  282,854
                              International Equity Portfolio                     93,458      106,988
                              Balanced Portfolio                                129,570      128,432
                              Income Opportunity Portfolio                      207,511      986,021
                              Standby Income Portfolio                        1,581,274    1,241,366
                              Value Plus Portfolio                                4,605        4,738
                            Select Advisors Portfolio
                              Growth & Income Portfolio II                      235,698      279,501
                              Bond Portfolio II                                 135,081      118,447

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 2

21

7.  Unit Values
The following table shows a summary of units outstanding for variable annuity contracts for the period January 1, 1998 to December 31, 1998.

                                                               TRANSFERS
                           BEGINNING     UNITS      UNITS       BETWEEN      ENDING     UNIT        ENDING
                             UNITS     PURCHASED   REDEEMED   SUB-ACCOUNTS   UNITS      VALUE       VALUE
Emerging Growth
Sub-Account                 15,058       3,505     (15,161)       6,347       9,749   17.592298   $  171,524

International Equity
Sub-Account                 10,507       3,615      (5,519)         921       9,524   16.937997   $  161,311

Balanced Sub-Account        10,276       1,838      (3,595)       1,490      10,009   17.135699   $  171,518

Income Opportunity
Sub-account                 58,064       8,109      (8,127)     (46,622)     11,424   15.367598   $  175,552

Standby Income
Sub-Account                 11,233      54,614     (79,371)      52,878      39,354   11.867636   $  467,037

Value Plus Sub-Account          --          10          --           --          10   10.156803   $      102

Growth & Income
Sub-Account                 15,766       5,442     (13,341)       5,265      13,132   18.117147   $  237,910

Bond Sub-Account             7,005       6,761      (4,064)      (1,439)      8,263   13.227693   $  109,301
------------------------------------------------------------------------------------------------------------
                                                                                                  $1,494,255
------------------------------------------------------------------------------------------------------------

8.  Subsequent Event

Effective immediately after the close of business on December 31, 1998, two new portfolios, namely Touchstone
Growth & Income Fund and Touchstone Bond Fund were established in the Select Advisors Variable Insurance
Trust. Effective after the close of business on December
31, 1998, Select Advisors Variable Insurance Trust was renamed Touchstone Variable Series Trust ("VST"). The shares of the newly established VST: Touchstone Growth &
Income Fund and VST: Touchstone Bond Fund, (collectively
"VST Funds") were substituted for shares of the Select
Advisors Portfolios: Growth & Income Portfolio II and the
Select Advisors Portfolios: Bond Portfolio II respectively,
(collectively "SAP Funds") held by Western-Southern Life
Assurance Company Separate Account 1 and Separate Account 2 and The Western and Southern Life Insurance Company
Separate Account A. This transaction was achieved through an in-kind redemption from the SAP Funds and a corresponding in-kind contribution to the VST Funds of the net assets of the SAP Funds. As a result of this transaction, the SAP Funds ceased to be available as investment options for Separate Accounts 1, 2 and A. The
VST Funds have substantially identical investment objectives, policies and risks as those of the respective
SAP Funds. In addition, the VST Funds will employ the same investment advisor and investment techniques as those employed by the respective SAP Funds. The SAP Funds will be dissolved and terminated as soon as practicable.

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 2

                                                                              22

Notes to Financial Statements continued

9. Supplementary Information -- Selected Per Share Data and Ratios TOUCHSTONE VARIABLE ANNUITY

Selected data for an accumulation unit outstanding throughout each year:

                                      TOUCHSTONE EMERGING GROWTH FUND SUB-ACCOUNT
                               ---------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   1998           1997           1996           1995
PER SHARE DATA
  Investment income             $ 0.612142     $ 0.929048     $ 0.337947     $ 0.789879
  Expenses                        0.134380       0.118607       0.098968       0.073756
----------------------------------------------------------------------------------------
  Net investment income
    (loss)                        0.477762       0.810441       0.238979       0.716123
  Net realized and unrealized
    gain (loss) on
    investments                   (0.05531)      3.411742       0.967583       1.024979
----------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value               0.422451       4.222183       1.206562       1.741102
    Beginning of period          17.169847      12.947664      11.741102      10.000000
----------------------------------------------------------------------------------------
    End of period               $17.592298     $17.169847     $12.947664     $11.741102
----------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)         0.86%          0.61%          0.76%          0.64%
  Ratio of net investment
    income (loss) to average
    net assets (%)                    2.01%          8.58%          0.97%         12.73%

                                      TOUCHSTONE INTERNATIONAL EQUITY SUB-ACCOUNT
                               ---------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   1998           1997           1996           1995
PER SHARE DATA
  Investment income             $ 0.560971     $ 0.771640     $ 0.084052     $ 0.033748
  Expenses                        0.128478       0.107978       0.095651       0.073298
----------------------------------------------------------------------------------------
  Net investment income
    (loss)                        0.432493       0.663662      (0.011599)     (0.039550)
  Net realized and unrealized
    gain (loss) on
    investments                   2.302091       1.063784       1.204897       1.322219
----------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value               2.734584       1.727446       1.193298       1.282669
    Beginning of period          14.203413      12.475967      11.282669      10.000000
----------------------------------------------------------------------------------------
    End of period               $16.937997     $14.203413     $12.475967     $11.282669
----------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)         0.84%          0.78%          0.70%          0.67%
  Ratio of net investment
    income (loss) to average
    net assets (%)                    1.76%          7.22%          1.08%          0.17%

                                            TOUCHSTONE BALANCED SUB-ACCOUNT
                               ---------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   1998           1997           1996           1995
PER SHARE DATA
  Investment income             $ 0.918046     $ 1.317477     $ 0.569146     $ 1.125981
  Expenses                        0.134922       0.120752       0.101787       0.076118
----------------------------------------------------------------------------------------
  Net investment income
    (loss)                        0.783124       1.196725       0.467359       1.049863
  Net realized and unrealized
    gain (loss) on
    investments                  (0.029731)      1.263315       1.436884       0.968160
----------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value               0.753393       2.460040       1.904243       2.018023
    Beginning of period          16.382306      13.922266      12.018023      10.000000
----------------------------------------------------------------------------------------
    End of period               $17.135699     $16.382306     $13.922266     $12.018023
----------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)         0.84%          0.71%          0.78%          0.69%
  Ratio of net investment
    income (loss) to average
    net assets (%)                    3.58%         10.64%          5.34%         14.78%

                                       TOUCHSTONE INCOME OPPORTUNITY SUB-ACCOUNT
                               ---------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   1998           1997           1996           1995
PER SHARE DATA
  Investment income             $ 1.751570     $ 2.241559     $ 1.977619     $ 1.550039
  Expenses                        0.134780       0.136658       0.113609       0.076165
----------------------------------------------------------------------------------------
  Net investment income
    (loss)                        1.616790       2.104901       1.864010       1.473874
  Net realized and unrealized
    gain (loss) on
    investments                  (3.922423)     (0.318302)      1.449756       1.098992
----------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value              (2.305633)      1.786599       3.313766       2.572866
    Beginning of period          17.673231      15.886632      12.572866      10.000000
----------------------------------------------------------------------------------------
    End of period               $15.367598     $17.673231     $15.886632     $12.572866
----------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)         0.90%          0.24%          0.75%          0.66%
  Ratio of net investment
    income (loss) to average
    net assets (%)                    9.28%          8.84%         12.25%         10.26%

* Calculation of the Value Plus Unit Values began May 1, 1998, when that sub-account commenced operations.

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 2

23



                                            TOUCHSTONE STANDBY INCOME SUB-ACCOUNT
                                  ---------------------------------------------------------
                                    FOR THE        FOR THE        FOR THE        FOR THE
                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                      1998           1997           1996           1995

PER SHARE DATA
  Investment income                $ 0.633473     $ 0.594041     $ 0.550219     $ 0.483304
  Expenses                           0.092320       0.088130       0.084812       0.068599
--------------------------------------------------------------------------------------------
  Net investment income
    (loss)                           0.541153       0.505911       0.465407       0.414705
  Net realized and unrealized
    gain (loss) on
    investments                      0.011590      (0.010926)     (0.010339)     (0.049865)
--------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value                  0.552743        0494985       0.455068       0.364840
    Beginning of period             11.314893      10.819908      10.364840      10.000000
--------------------------------------------------------------------------------------------
    End of period                  $11.867636     $11.314893     $10.819908     $10.364840
--------------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)            0.31%          1.38%          0.50%          0.78%
  Ratio of net investment
    income (loss) to average
    net assets (%)                       1.99%          7.95%          2.67%          4.35%



                                           TOUCHSTONE GROWTH & INCOME SUB-ACCOUNT
                                  ---------------------------------------------------------
                                    FOR THE        FOR THE        FOR THE        FOR THE
                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                      1998           1997           1996           1995

PER SHARE DATA
  Investment income                $       --     $       --     $       --     $       --
  Expenses                           0.141929       0.122934       0.108541       0.075378
-------------------------------------------------------------------------------------------
  Net investment income
    (loss)                          (0.141929)     (0.122934)     (0.108541)     (0.075378)
  Net realized and unrealized
    gain (loss) on
    investments                      1.263248       2.827415       1.865939       2.609327
-------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value                  1.121319       2.704481       1.757398       2.533949
    Beginning of period             16.995828      14.291347      12.533949      10.000000
-------------------------------------------------------------------------------------------
    End of period                  $18.117147     $16.995828     $14.291347     $12.533949
-------------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)            0.85%          0.84%          0.87%          0.62%
  Ratio of net investment
    income (loss) to average
    net assets (%)                     (0.87)%        (0.41)%         (9.54)%        (0.55)%




                                                                                            TOUCHSTONE
                                                                                            VALUE PLUS
                                              TOUCHSTONE BOND SUB-ACCOUNT                  SUB-ACCOUNT*
                               ---------------------------------------------------------   -------------
                                 FOR THE        FOR THE        FOR THE        FOR THE         FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED*
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   1998           1997           1996           1995           1994

PER SHARE DATA
  Investment income             $       --     $       --     $       --     $       --     $ 0.029387
  Expenses                        0.101441       0.094423       0.089697       0.071770       0.050319
--------------------------------------------------------------------------------------------------------
  Net investment income
    (loss)                       (0.101144)     (0.094423)     (0.089697)     (0.071770)     (0.020932)
  Net realized and unrealized
    gain (loss) on
    investments                   1.007083       0.910882       0.285772       1.381287       0.177735
--------------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value               0.905642       0.816459       0.196075       1.309517       0.156803
    Beginning of period          12.322051      11.505592      11.309517      10.000000      10.000000
--------------------------------------------------------------------------------------------------------
    End of period               $13.227693     $12.322051     $11.505592     $11.309517     $10.156803
--------------------------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)         0.65%          0.71%          0.83%          0.69%          9.80%
  Ratio of net investment
    income (loss) to average
    net assets (%)                   (0.72)%        (0.64)%        (2.09)%        (0.66)%         0.00%

   REPORT OF INDEPENDENT ACCOUNTANTS

REPORT OF INDEPENDENT ACCOUNTANTS                                             24

To the Contractholders and Board of Directors of Western-Southern Life Assurance Company

In our opinion, the accompanying statement of net assets and statement of operations and changes in net assets present fairly, in all material respects, the financial position of Western-Southern Life Assurance Company Separate Account 2 as of December 31, 1998 and the results of their operations and changes in net assets for the years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
January 22, 1999
Cincinnati, Ohio

                                             TOUCHSTONE ADVISOR VARIABLE ANNUITY

                                                                            LOGO
                                                                            LOGO

                                               SELECT ADVISORS VARIABLE
                                                        INSURANCE TRUST

                                                   EMERGING GROWTH LOGO
                                              INTERNATIONAL EQUITY LOGO
                                                INCOME OPPORTUNITY LOGO
                                                        VALUE PLUS LOGO
                                                          BALANCED LOGO
                                                    STANDBY INCOME LOGO

                                                          ANNUAL REPORT
                                                      DECEMBER 31, 1998

NOTES                                                                          2

   EMERGING GROWTH PORTFOLIO

3
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

                                                                          VALUE
SHARES                                                                  (NOTE 1)
COMMON STOCKS -- 91.9%
         AUTOMOTIVE -- 2.4%
 8,700   Bandag, Class A                                               $   303,413
26,600   Exide                                                             432,250
----------------------------------------------------------------------------------
                                                                           735,663
----------------------------------------------------------------------------------
         BANKING -- 2.1%
 5,000   Bank United, Class A                                              196,250
 7,900   Dime Bancorp                                                      208,856
15,200   Golden State Bancorp*                                             252,700
----------------------------------------------------------------------------------
                                                                           657,806
----------------------------------------------------------------------------------
         BEVERAGES, FOOD & TOBACCO -- 1.8%
39,200   DiMon                                                             291,550
15,000   Ralcorp Holdings*                                                 273,750
----------------------------------------------------------------------------------
                                                                           565,300
----------------------------------------------------------------------------------
         BUILDING MATERIALS -- 4.8%
16,700   Calmat                                                            515,613
44,900   Dal-Tile International*                                           465,838
 8,400   Martin Marietta Materials                                         522,375
----------------------------------------------------------------------------------
                                                                         1,503,826
----------------------------------------------------------------------------------
         CHEMICALS -- 0.6%
25,300   Calgon Carbon                                                     189,750
----------------------------------------------------------------------------------
         COMMERCIAL SERVICES -- 14.0%
17,200   Administaff*                                                      430,000
17,000   Advance Paradigm*                                                 594,987
14,000   Apollo Group, Class A                                             474,250
10,500   A.C. Nielson*                                                     296,625
15,000   Career Education*                                                 450,000
12,100   CDI*                                                              244,269
 9,000   DeVry*                                                            275,625
27,000   FirstService*                                                     322,313
10,000   ITT Educational Services*                                         340,000
12,000   Stewart Enterprises                                               267,000
14,900   Unova*                                                            270,063
15,800   Wallace Computer Services                                         416,725
----------------------------------------------------------------------------------
                                                                         4,381,857
----------------------------------------------------------------------------------
         COMMUNICATIONS -- 4.7%
18,200   DSP Communications*                                               278,688
11,400   Geotel Communications*                                            424,650
19,000   Powerwave Technologies*                                           353,875
 6,000   Tellabs*                                                          411,375
----------------------------------------------------------------------------------
                                                                         1,468,588
----------------------------------------------------------------------------------
         COMPUTER SOFTWARE & PROCESSING -- 6.3%
22,900   Carreker-Antinori*                                                153,144
26,700   CBT Group, ADR*                                                   397,163
 4,400   Earthlink Network*                                                250,800
 7,500   Equant*                                                           508,594
 4,600   Policy Management Systems*                                        232,300


The accompanying notes are an integral part of the financial statements.

   EMERGING GROWTH PORTFOLIO

                                                                               4
Schedule of Investments continued

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         COMPUTER SOFTWARE & PROCESSING Continued
 1,600   PRI Automation*                                               $    41,600
 7,500   Transaction Systems Architects, Class A*                          375,000
----------------------------------------------------------------------------------
                                                                         1,958,601
----------------------------------------------------------------------------------
         COMPUTERS & INFORMATION -- 5.0%
 4,000   EMC*                                                              340,000
10,200   Gerber Scientific                                                 242,888
29,800   Intergraph*                                                       171,350
15,000   Saville Systems, ADR*                                             285,000
33,600   Scitex*                                                           394,800
 2,500   Sterling Commerce*                                                112,500
----------------------------------------------------------------------------------
                                                                         1,546,538
----------------------------------------------------------------------------------
         ELECTRICAL EQUIPMENT -- 1.1%
29,100   Magnetek*                                                         336,469
----------------------------------------------------------------------------------
         ELECTRONICS -- 6.4%
30,000   Aeroflex*                                                         453,750
21,500   Commscope*                                                        361,469
15,500   Galileo Technology*                                               418,500
10,000   Maxwell Technologies*                                             402,500
15,000   Power Integrations*                                               375,938
----------------------------------------------------------------------------------
                                                                         2,012,157
----------------------------------------------------------------------------------
         ENTERTAINMENT & LEISURE -- 3.0%
17,000   Cinar Films, Class B*                                             431,375
 9,000   SFX Entertainment, Class A*                                       493,875
----------------------------------------------------------------------------------
                                                                           925,250
----------------------------------------------------------------------------------
         FINANCIAL SERVICES -- 1.0%
23,000   Life USA Holdings                                                 296,125
----------------------------------------------------------------------------------
         FOREST PRODUCTS & PAPER -- 1.0%
42,300   Unisource Worldwide                                               306,675
----------------------------------------------------------------------------------
         HEALTH CARE PROVIDERS -- 2.5%
14,700   IDEXX Laboratories*                                               395,523
14,000   Syncor International*                                             381,500
----------------------------------------------------------------------------------
                                                                           777,023
----------------------------------------------------------------------------------
         HEAVY CONSTRUCTION -- 0.8%
18,900   Foster Wheeler                                                    249,244
----------------------------------------------------------------------------------
         HEAVY MACHINERY -- 0.2%
 4,500   Flowserve                                                          74,531
----------------------------------------------------------------------------------
         HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 1.1%
 5,800   Herman Miller                                                     155,875
11,400   LA-Z-Boy Chair                                                    203,063
----------------------------------------------------------------------------------
                                                                           358,938
----------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

   EMERGING GROWTH PORTFOLIO
5

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         INSURANCE -- 2.7%
13,100   HCC Insurance Holdings                                        $   230,888
 8,350   HSB Group                                                         342,872
28,000   Provident American*                                               280,000
----------------------------------------------------------------------------------
                                                                           853,760
----------------------------------------------------------------------------------
         MEDIA -- BROADCASTING & PUBLISHING -- 7.2%
16,000   American Tower Systems, Class A*                                  473,000
16,000   Capstar Broadcasting, Class A*                                    366,000
 5,700   Central Newspapers, Class A                                       407,194
22,600   Hollinger International                                           314,988
25,000   Information Holdings*                                             393,750
 9,400   Lee Enterprises                                                   296,100
----------------------------------------------------------------------------------
                                                                         2,251,032
----------------------------------------------------------------------------------
         MEDICAL SUPPLIES -- 4.4%
15,600   Arthocare*                                                        339,300
 8,200   EG&G                                                              228,063
12,300   Haemonetics*                                                      279,825
13,000   OEC Medical Systems*                                              408,688
 5,700   Roper Industries                                                  116,138
----------------------------------------------------------------------------------
                                                                         1,372,014
----------------------------------------------------------------------------------
         METALS -- 0.5%
 5,400   Harsco                                                            164,363
----------------------------------------------------------------------------------
         OIL & GAS -- 2.0%
10,300   Equitable Resources                                               299,988
23,000   Nabors Industries*                                                311,938
----------------------------------------------------------------------------------
                                                                           611,926
----------------------------------------------------------------------------------
         PHARMACEUTICALS -- 3.5%
 9,000   Anesta*                                                           239,625
18,000   Jean Coutu Group, Class A                                         386,433
18,500   King Pharmaceuticals*                                             483,313
----------------------------------------------------------------------------------
                                                                         1,109,371
----------------------------------------------------------------------------------
         RESTAURANTS -- 1.5%
16,000   The Cheesecake Factory*                                           474,501
----------------------------------------------------------------------------------
         RETAILERS -- 3.4%
34,000   Charming Shoppes*                                                 146,625
10,000   Duane Reade*                                                      385,000
 9,000   Enesco Group                                                      209,250
12,500   Guitar Center*                                                    307,813
----------------------------------------------------------------------------------
                                                                         1,048,688
----------------------------------------------------------------------------------
         TELEPHONE SYSTEMS -- 2.4%
 6,000   Exodus Communications*                                            385,500
 7,500   Qwest Communications International*                               375,000
----------------------------------------------------------------------------------
                                                                           760,500
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

   EMERGING GROWTH PORTFOLIO

                                                                               6
Schedule of Investments continued

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         TEXTILES, CLOTHING & FABRICS -- 1.5%
12,347   Albany International                                          $   233,823
28,000   Stride Rite                                                       245,000
----------------------------------------------------------------------------------
                                                                           478,823
----------------------------------------------------------------------------------
         TRANSPORTATION -- 4.0%
37,200   Fritz Companies*                                                  402,225
38,300   Halter Marine Group*                                              186,713
 8,900   Newport News Shipbuilding                                         297,594
19,500   Yellow*                                                           372,938
----------------------------------------------------------------------------------
                                                                         1,259,470
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $26,209,953)                                  28,728,789
----------------------------------------------------------------------------------

UNITS
WARRANTS -- 0.1%
          BANKING -- 0.1%
 5,700    Golden State Bancorp*                                              26,006
-----------------------------------------------------------------------------------
TOTAL WARRANTS (COST $21,258)                                                26,006
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 92.0% (COST $26,231,211)(a)                28,754,795
CASH AND OTHER ASSETS NET OF LIABILITIES -- 8.0%                          2,509,108
-----------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                    $31,263,903
-----------------------------------------------------------------------------------

Notes to the Schedule of Investments:

    * Non-income producing security.

  (a) The aggregate identified cost for federal income tax purposes is $26,235,332, resulting in gross unrealized appreciation and depreciation of $5,284,907 and $2,765,444, respectively, and net unrealized appreciation of $2,519,463.

ADR -- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

   INTERNATIONAL EQUITY PORTFOLIO
7
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

                                                                           VALUE
SHARES                                                                   (NOTE 1)
COMMON STOCKS -- 92.7%
          FINLAND -- 2.0%
  5,464   Nokia OYJ, Series A                                           $   664,388
-----------------------------------------------------------------------------------
          FRANCE -- 16.7%
  4,080   AXA                                                               590,380
  4,191   Banque National De Paris                                          344,549
  1,353   Canal Plus                                                        368,599
  1,548   Cap Gemini                                                        248,056
  5,694   Casino Guichard-Perrachon                                         592,007
  1,672   Vivendi                                                           433,103
  1,789   Dexia France                                                      275,169
  2,225   Groupe Danone                                                     635,970
  4,962   Rhone Poulenc                                                     254,937
  4,096   Sanofi                                                            673,185
  4,394   Suez Lyonnaise Des Eaux-Dumex                                     901,129
  3,380   Total S.A., Series B                                              341,759
-----------------------------------------------------------------------------------
                                                                          5,658,843
-----------------------------------------------------------------------------------
          GERMANY -- 7.7%
    941   Allianz Holdings                                                  345,057
  3,394   Bayerische Vereinsbank                                            265,817
  5,028   Mannesmann                                                        576,353
  6,159   Metro                                                             491,611
 11,878   RWE                                                               650,483
  4,170   Siemens                                                           269,032
-----------------------------------------------------------------------------------
                                                                          2,598,353
-----------------------------------------------------------------------------------
          GREAT BRITAIN -- 17.9%
 12,198   Allied Zurich*                                                    181,546
 20,790   Bank of Scotland                                                  247,469
 46,562   BG                                                                293,160
 25,874   British Petroleum                                                 385,519
 55,752   Compass Group                                                     637,253
 20,566   Dixons Group, ADR                                                 288,676
 61,500   Gallaher Group                                                    416,054
  9,826   Glaxo Wellcome                                                    337,345
 28,565   Lloyds TSB Group                                                  405,460
 60,584   National Grid Group                                               482,525
 22,712   Orange*                                                           263,372
 22,718   Prudential                                                        342,266
 18,196   Railtrack Group                                                   474,569
 30,668   SmithKline Beecham                                                427,673
 16,665   Unilever                                                          186,472
 42,385   Vodafone Group                                                    686,767
-----------------------------------------------------------------------------------
                                                                          6,056,126
-----------------------------------------------------------------------------------
          IRELAND -- 1.9%
 35,831   Allied Irish Banks                                                636,488
      1   Bank of Ireland                                                        21
-----------------------------------------------------------------------------------
                                                                            636,509
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

   INTERNATIONAL EQUITY PORTFOLIO
                                                                               8
Schedule of Investments continued

                                                                           VALUE
SHARES                                                                   (NOTE 1)
          ITALY -- 10.8%
 14,746   Assicurazione Generali                                        $   614,431
118,034   Credito Italiano                                                  695,726
 21,140   Istituto Bancario San Paolo di Torino*                            372,986
182,877   Olivetti*                                                         636,642
785,673   Seat Pagine Gialle*                                               736,801
 31,480   Telecom Italia Mobile                                             231,974
 60,067   Telecom Italia                                                    375,888
-----------------------------------------------------------------------------------
                                                                          3,664,448
-----------------------------------------------------------------------------------
          JAPAN -- 14.3%
  2,600   Acom                                                              166,705
  3,000   Ajinomoto                                                          31,794
  3,000   Asahi Breweries                                                    44,114
  5,000   Bridgestone                                                       113,265
  4,000   Canon                                                              85,313
 20,000   Casio Computer                                                    147,311
 22,000   Citizen Watch                                                     132,120
 12,000   Daiichi Pharmaceutical                                            202,314
     12   East Japan Railway                                                 66,873
  5,200   Familymart                                                        259,013
  5,000   Fuji                                                              185,463
  3,900   ITO Yokado                                                        272,101
  7,000   Kirin Brewery                                                      89,022
     66   Merrill Lynch (Honda Motor), CPS                                   67,082
  7,000   Minebea                                                            79,996
 24,000   Mitsubishi Heavy Industries                                        93,262
  6,000   Mitsubishi                                                         34,443
 32,500   Mitsui Chemicals                                                  112,801
     90   Morgan Stanley Deanwitter (Canon Inc), CPS*                        73,913
     70   Morgan Stanley Deanwitter (Sony Corp), CPS                         87,238
  1,700   Nintendo                                                          163,649
 28,000   Nippon Express                                                    157,273
 23,000   Nippon Paper Industries                                           104,407
     40   Nippon Telegraph & Telephone                                      154,023
  2,710   Promise                                                           140,729
  3,000   Rohm Company                                                      272,631
  7,000   Sankyo                                                            152,698
 24,000   Sekisui House                                                     253,290
  1,200   Sony                                                               87,221
 10,000   Sumitomo                                                           48,574
  3,400   TDK                                                               310,183
  4,000   Terumo                                                             93,968
  6,400   Tokyo Electric Power                                              157,697
 17,000   Toppan Printing                                                   207,189
  7,000   Toyota Motor                                                      189,791
-----------------------------------------------------------------------------------
                                                                          4,837,466
-----------------------------------------------------------------------------------
          NETHERLANDS -- 6.0%
  9,250   Heineken                                                          556,280
  4,465   Koninklijke                                                       223,369
  6,295   Nutreco Holding                                                   247,914

The accompanying notes are an integral part of the financial statements.

   INTERNATIONAL EQUITY PORTFOLIO
9

                                                                           VALUE
SHARES                                                                   (NOTE 1)
          NETHERLANDS Continued
  1,153   STMicroelectronics*                                           $    90,629
    900   STMicroelectronics, ADR*                                           70,256
  4,844   Verenigde Nederlandse                                             182,520
  3,094   Wolters Kluwer                                                    661,612
-----------------------------------------------------------------------------------
                                                                          2,032,580
-----------------------------------------------------------------------------------
          PORTUGAL -- 0.5%
  3,080   Brisa-Auto Estradas de Portugal                                   181,383
-----------------------------------------------------------------------------------
          SPAIN -- 3.9%
 27,577   Argentaria                                                        714,455
 18,454   Iberdrola                                                         345,403
  5,380   Telefonica De Espana                                              239,322
-----------------------------------------------------------------------------------
                                                                          1,299,180
-----------------------------------------------------------------------------------
          SWEDEN -- 0.9%
 12,480   Ericsson                                                          296,457
-----------------------------------------------------------------------------------
          SWITZERLAND -- 10.1%
    192   Nestle                                                            417,361
    406   Novartis                                                          805,153
     40   Roche Holding                                                     487,386
     84   Swiss Reinsurance                                                 218,687
  1,280   Swisscom*                                                         535,078
  1,281   Union Bank of Switzerland                                         393,008
    760   Zuerich Allied                                                    561,919
-----------------------------------------------------------------------------------
                                                                          3,418,592
-----------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $26,545,659)                                   31,344,325
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 92.7% (COST $26,545,659)(a)                31,344,325
CASH AND OTHER ASSETS NET OF LIABILITIES -- 7.3%                          2,468,701
-----------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                    $33,813,026
-----------------------------------------------------------------------------------

Notes to the Schedule of Investments:

    * Non-income producing security.

  (a) The aggregate identified cost for federal income tax purposes is $26,852,674, resulting in gross unrealized appreciation and depreciation of $4,918,105 and $426,454, respectively, and net unrealized appreciation of $4,491,651.

ADR -- American Depositary Receipt

CPS -- Currency Protected Security

The accompanying notes are an integral part of the financial statements.

   INCOME OPPORTUNITY PORTFOLIO
SCHEDULE OF INVESTMENTS                                                       10
                                                               December 31, 1998

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
  AMOUNT                                                          RATE       DATE      (NOTE 1)
CORPORATE BONDS -- 67.6%
             AEROSPACE & DEFENSE -- 2.5%
$  500,000   Pacific Aerospace, 144A                            11.25%     08/01/05   $   375,000
   500,000   Transdigm, 144A                                    10.375%    12/01/08       502,500
-------------------------------------------------------------------------------------------------
                                                                                          877,500
-------------------------------------------------------------------------------------------------
             BEVERAGES, FOOD & TOBACCO -- 2.4%
   700,000   Compania Alimentos Fargo, 144A                     13.25%     08/01/08       532,000
   400,000   Richmont Marketing Special, 144A                   10.125%    12/15/07       300,000
-------------------------------------------------------------------------------------------------
                                                                                          832,000
-------------------------------------------------------------------------------------------------
             CHEMICALS -- 3.2%
   600,000   Climachem                                          10.75%     12/01/07       603,000
   500,000   Trans-Resources                                    10.75%     03/15/08       495,000
-------------------------------------------------------------------------------------------------
                                                                                        1,098,000
-------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES -- 1.4%
   500,000   Nationsrent, 144A                                  10.375%    12/15/08       495,000
-------------------------------------------------------------------------------------------------
             COMMUNICATIONS -- 3.4%
   450,000   Dobson Wireline                                    12.25%     06/15/08       416,250
   450,000   Northeast Optic Network                            12.75%     08/15/08       441,000
   600,000   Paging Network Do Brasil, Euro-Dollar              13.50%     06/06/05       312,000
-------------------------------------------------------------------------------------------------
                                                                                        1,169,250
-------------------------------------------------------------------------------------------------
             COMPUTER SOFTWARE & PROCESSING -- 2.2%
   750,000   Primark, 144A                                       9.25%     12/15/08       753,750
-------------------------------------------------------------------------------------------------
             ENTERTAINMENT & LEISURE -- 3.9%
   450,000   Bell Sports, 144A                                  11.00%     08/15/08       456,750
   400,000   Regal Cinemas                                       9.50%     06/01/08       416,000
   500,000   TVN Entertainment, 144A                            14.00%     08/01/08       440,000
-------------------------------------------------------------------------------------------------
                                                                                        1,312,750
-------------------------------------------------------------------------------------------------
             ENVIRONMENTAL -- 0.4%
   300,000   ATC Group Services                                 12.00%     01/15/08       153,000
-------------------------------------------------------------------------------------------------
             FOOD RETAILERS -- 1.5%
   500,000   Pantry                                             10.250%    10/15/07       523,750
-------------------------------------------------------------------------------------------------
             HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 4.1%
   750,000   Imperial Home Decor Group, Series B                11.00%     03/15/08       667,500
   750,000   Salton/Maxim Housewares, 144A                      10.75%     12/15/05       754,688
-------------------------------------------------------------------------------------------------
                                                                                        1,422,188
-------------------------------------------------------------------------------------------------
             INDUSTRIAL -- DIVERSIFIED -- 14.4%
   450,000   Aqua Chem, 144A                                    11.25%     07/01/08       432,000
   500,000   Axia                                               10.75%     07/15/08       507,500
   500,000   Derby Cycle, 144A                                  10.00%     05/15/08       430,000
   450,000   Evenflo, 144A                                      11.75%     08/15/06       463,500
   500,000   FSW International, Yankee-Dollar+                  12.50%     11/01/06       125,000
   700,000   Generac Portable Products, 144A                    11.25%     07/01/06       707,000
   250,000   Neenah, 144A                                       11.125%    05/01/07       256,875
   500,000   Penhall Acquisition, 144A                          12.00%     08/01/06       470,000
   880,000   Pen-Tab Industries                                 10.875%    02/01/07       778,800

The accompanying notes are an integral part of the financial statements.

   INCOME OPPORTUNITY PORTFOLIO
11

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
  AMOUNT                                                          RATE       DATE      (NOTE 1)
             INDUSTRIAL -- DIVERSIFIED Continued
$  800,000   SF Holdings Group (zero coupon until 03/15/03,
             12.75% thereafter), (c)(d)                          0.00%     03/15/08   $   280,000
   500,000   Simonds, 144A                                      10.25%     07/01/08       510,000
-------------------------------------------------------------------------------------------------
                                                                                        4,960,675
-------------------------------------------------------------------------------------------------
             MEDIA -- BROADCASTING & PUBLISHING -- 2.8%
   500,000   Perry-Judd                                         10.625%    12/15/07       525,000
   600,000   Source Media                                       12.00%     11/01/04       450,000
-------------------------------------------------------------------------------------------------
                                                                                          975,000
-------------------------------------------------------------------------------------------------
             METALS -- 5.9%
   500,000   Commonwealth Aluminum                              10.75%     10/01/06       502,500
   575,000   Doe Run Resources, Series B                        11.25%     03/15/05       442,750
   750,000   Golden Northwest Aluminum, 144A                    12.00%     12/15/06       753,750
   500,000   Nippon Denro Ispat                                  3.00%     04/01/01       175,000
 1,000,000   NTS Steel Group Public, Euro-Dollar+                4.00%     12/16/08       160,000
-------------------------------------------------------------------------------------------------
                                                                                        2,034,000
-------------------------------------------------------------------------------------------------
             OIL & GAS -- 4.6%
   500,000   Eagle Geophysical, Series B                        10.75%     07/15/08       415,000
   500,000   Elgin National Industries                          11.00%     11/01/07       502,500
   300,000   Panaco                                             10.625%    10/01/04       210,000
   500,000   Parker Drilling, Series D                           9.75%     11/15/06       445,000
-------------------------------------------------------------------------------------------------
                                                                                        1,572,500
-------------------------------------------------------------------------------------------------
             REAL ESTATE -- 1.2%
   850,000   GS Superhighway Holdings, Yankee-Dollar            10.25%     08/15/07       425,000
-------------------------------------------------------------------------------------------------
             RETAILERS -- 4.6%
   500,000   Big 5                                              10.875%    11/15/07       505,000
   300,000   Frank's Nursery & Crafts                           10.25%     03/01/08       295,500
   800,000   Home Interiors & Gifts, 144A                       10.125%    06/01/08       792,000
-------------------------------------------------------------------------------------------------
                                                                                        1,592,500
-------------------------------------------------------------------------------------------------
             TELEPHONE SYSTEMS -- 6.4%
   500,000   AMSC Acquisition(d)                                12.25%     04/01/08       310,000
   400,000   Conecel, Euro-Dollar                               14.00%     05/01/02       208,000
   750,000   Conecel Holdings, Euro-Dollar, 144A(d)             14.00%     10/01/00       273,750
   400,000   Orion Network                                      11.25%     01/15/07       392,000
   500,000   Tricom                                             11.375%    09/01/04       410,000
   600,000   Winstar Equipment                                  12.50%     03/15/04       609,000
-------------------------------------------------------------------------------------------------
                                                                                        2,202,750
-------------------------------------------------------------------------------------------------
             TRANSPORTATION -- 2.7%
   450,000   American Commercial Lines, 144A                    10.25%     06/30/08       456,750
   500,000   Stena Line                                         10.625%    06/01/08       450,000
-------------------------------------------------------------------------------------------------
                                                                                          906,750
-------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $27,246,946)                                               23,306,363
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

   INCOME OPPORTUNITY PORTFOLIO
                                                                              12
Schedule of Investments continued

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
  AMOUNT                                                          RATE       DATE      (NOTE 1)
SOVEREIGN GOVERNMENT OBLIGATIONS -- 27.4%
             ARGENTINA -- 5.1%
$2,068,025   Republic of Argentina(b)                            6.187%    03/31/05   $ 1,757,821
-------------------------------------------------------------------------------------------------
             BRAZIL -- 3.4%
 1,177,620   Republic of Brazil, Brady Bond (Payment-in-kind)    8.00%     04/15/14       700,684
   800,000   Republic of Brazil, Brady Bond(b)                   6.125%    04/15/24       468,000
-------------------------------------------------------------------------------------------------
                                                                                        1,168,684
-------------------------------------------------------------------------------------------------
             BULGARIA -- 4.1%
 1,000,000   Government of Bulgaria, Brady Bond(b)               6.688%    07/28/24       700,000
 1,050,000   Government of Bulgaria, Brady Bond, IAB(b)          6.688%    07/28/11       703,500
-------------------------------------------------------------------------------------------------
                                                                                        1,403,500
-------------------------------------------------------------------------------------------------
             COLOMBIA -- 2.9%
 1,200,000   Republic of Colombia                                8.625%    04/01/08     1,020,000
-------------------------------------------------------------------------------------------------
             MEXICO -- 4.5%
   700,000   Mexican Discount Bond, Series B, Brady Bond(b)      6.039%    12/31/19       568,750
 1,250,000   Mexico Par Series B Cumulative, Brady Bond          6.250%    12/31/19       973,438
-------------------------------------------------------------------------------------------------
                                                                                        1,542,188
-------------------------------------------------------------------------------------------------
             NIGERIA -- 1.4%
   750,000   Nigeria -- PAR, Brady Bond                          6.250%    11/15/20       472,500
-------------------------------------------------------------------------------------------------
             PANAMA -- 2.7%
 1,250,000   Panama, Brady Bond, IRB(b)(c)                       4.00%     07/17/14       931,250
-------------------------------------------------------------------------------------------------
             PERU -- 1.6%
 1,000,000   Government of Peru, Brady Bond, FLIRB               3.25%     03/07/17       566,250
-------------------------------------------------------------------------------------------------
             RUSSIA -- 0.5%
   800,000   Russian Federation                                  8.750%    07/24/05       185,000
    44,735   Russian Vnesheconombank, Brady Bond, IAN(b)         5.969%    12/15/15         4,837
-------------------------------------------------------------------------------------------------
                                                                                          189,837
-------------------------------------------------------------------------------------------------
             VENEZUELA -- 1.2%
   642,855   Republic of Venezuela, Brady Bond, DCB(b)           5.938%    12/18/07       407,409
-------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS (COST $10,175,719)                               9,459,439
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

   INCOME OPPORTUNITY PORTFOLIO
13

                                                                                         VALUE
  UNITS                                                                                (NOTE 1)
WARRANTS -- 0.0%
            MEXICO -- 0.0%
1,076,000   United Mexico States*                                                              --
-------------------------------------------------------------------------------------------------
            NIGERIA -- 0.0%
      750   Central Bank of Nigeria*                                                           --
-------------------------------------------------------------------------------------------------
            TELEPHONE SYSTEMS -- 0.0%
      400   Loral Space & Communications*                                             $     4,400
      300   Primus Telecommunications*                                                      3,750
-------------------------------------------------------------------------------------------------
                                                                                            8,150
-------------------------------------------------------------------------------------------------
TOTAL WARRANTS (COST $0)                                                                    8,150
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 95.0% (COST $37,422,665)(a)                              32,773,952
CASH AND OTHER ASSETS NET OF LIABILITIES -- 5.0%                                        1,720,061
-------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                  $34,494,013
-------------------------------------------------------------------------------------------------

Notes to the Schedule of Investments:

 * Non-income producing security.

 + Security currently in default of interest payment. The portfolio is not accruing stated interest.

 (a) The aggregate identified cost for federal income tax purposes is $37,463,946, resulting in gross unrealized appreciation and depreciation of $328,349 and $5,018,343, respectively, and net unrealized depreciation of $4,689,994.

(b) Interest rate shown reflects current rate on instrument with variable or floating rates.

 (c) Zero or step coupon bond.

(d) Security issued with detachable warrants. The current value of each warrant is zero.

144A -- Securities restricted for resale to Qualified Institutional Buyers with registration rights.

Brady Bond -- U.S. dollar denominated bonds of developing countries that were exchanged, in a restructuring, for commercial bank loans in default. The bonds are collateralized by U.S. Treasury zero-coupon bonds to ensure principal.

DCB -- Debt Conversion Bond

Euro-Dollar -- Bonds issued offshore that pay interest and principal in U.S. dollars.

FLIRB -- Front-Load Interest Reduction Bonds

IAB -- Interest Arrears Bond

IAN -- Interest Arrears Note

IRB -- Interest Reduction Bond

Yankee-Dollar -- U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.


The accompanying notes are an integral part of the financial statements.

   VALUE PLUS PORTFOLIO

SCHEDULE OF INVESTMENTS                                                       14
                                                               December 31, 1998

                                                                         VALUE
SHARES                                                                  (NOTE 1)
COMMON STOCKS -- 89.9%
         AEROSPACE & DEFENSE -- 1.0%
  675    Allied Signal                                                 $   29,911
---------------------------------------------------------------------------------
         AUTOMOTIVE -- 1.0%
  525    Magna International, Class A                                      32,550
---------------------------------------------------------------------------------
         BANKING -- 6.8%
1,182    Bank One                                                          60,356
1,225    First American                                                    54,359
  650    Mellon Bank                                                       44,688
1,575    North Fork Bancorporation                                         37,702
  625    St. Paul Bancorp                                                  17,012
---------------------------------------------------------------------------------
                                                                          214,117
---------------------------------------------------------------------------------
         BEVERAGES, FOOD & TOBACCO -- 7.4%
  525    General Mills                                                     40,819
  425    McDonald's                                                        32,566
1,775    Pepsico                                                           72,664
1,425    Ralston-Ralston Purina Group                                      46,134
1,525    Sysco                                                             41,842
---------------------------------------------------------------------------------
                                                                          234,025
---------------------------------------------------------------------------------
         CHEMICALS -- 1.1%
  650    Du Pont (E.I.) De Nemours                                         34,491
---------------------------------------------------------------------------------
         COMPUTER SOFTWARE & PROCESSING -- 3.8%
  800    Ceridian*                                                         55,850
1,500    Computer Associates International                                 63,938
---------------------------------------------------------------------------------
                                                                          119,788
---------------------------------------------------------------------------------
         COMPUTERS & INFORMATION -- 4.3%
1,625    Compaq Computer                                                   68,148
  800    Sun Microsystems*                                                 68,500
---------------------------------------------------------------------------------
                                                                          136,648
---------------------------------------------------------------------------------
         ELECTRIC UTILITIES -- 0.9%
  600    CMS Energy                                                        29,063
---------------------------------------------------------------------------------
         ELECTRICAL EQUIPMENT -- 0.9%
  625    Thomas & Betts                                                    27,070
---------------------------------------------------------------------------------
         ELECTRONICS -- 3.6%
  700    Intel                                                             82,994
  475    Xilinx*                                                           30,934
---------------------------------------------------------------------------------
                                                                          113,928
---------------------------------------------------------------------------------
         FINANCIAL SERVICES -- 5.6%
1,225    Citigroup                                                         60,638
1,025    Federal National Mortgage Association                             75,850
  850    SLM Holding                                                       40,800
---------------------------------------------------------------------------------
                                                                          177,288
---------------------------------------------------------------------------------
         FOOD RETAILERS -- 0.9%
  800    American Stores                                                   29,550
---------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

   VALUE PLUS PORTFOLIO

15

                                                                         VALUE
SHARES                                                                  (NOTE 1)
         FOREST PRODUCTS & PAPER -- 4.4%
1,100    Kimberly-Clark                                                $   59,950
1,375    Mead                                                              40,305
1,100    Tenneco                                                           37,469
---------------------------------------------------------------------------------
                                                                          137,724
---------------------------------------------------------------------------------
         HEALTH CARE PROVIDERS -- 3.1%
2,025    HCR Manor Care*                                                   59,484
2,550    Healthsouth*                                                      39,366
---------------------------------------------------------------------------------
                                                                           98,850
---------------------------------------------------------------------------------
         HEAVY MACHINERY -- 0.4%
  325    Applied Materials*                                                13,873
---------------------------------------------------------------------------------
         HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 5.4%
  800    General Electric                                                  81,650
  550    Johnson Controls                                                  32,450
1,400    Newell                                                            57,750
---------------------------------------------------------------------------------
                                                                          171,850
---------------------------------------------------------------------------------
         INSURANCE -- 4.9%
  475    Aetna                                                             37,347
  900    Equitable Companies                                               52,088
  475    Ohio Casualty                                                     19,534
1,000    Reliastar Financial                                               46,125
---------------------------------------------------------------------------------
                                                                          155,094
---------------------------------------------------------------------------------
         MEDIA -- BROADCASTING & PUBLISHING -- 0.5%
  800    A.H. Belo, Class A                                                15,950
---------------------------------------------------------------------------------
         MEDICAL SUPPLIES -- 1.4%
1,075    Becton Dickinson & Company                                        45,889
---------------------------------------------------------------------------------
         OFFICE EQUIPMENT -- 2.6%
  700    Xerox                                                             82,597
---------------------------------------------------------------------------------
         OIL & GAS -- 8.1%
  600    Chevron                                                           49,763
1,750    Conoco, Class A*                                                  36,531
  875    Mobil                                                             76,234
  550    Schlumberger                                                      25,369
2,200    Williams Companies                                                68,613
---------------------------------------------------------------------------------
                                                                          256,510
---------------------------------------------------------------------------------
         PHARMACEUTICALS -- 5.3%
  950    Abbott Laboratories                                               46,550
  600    Amgen*                                                            62,738
  400    Merck                                                             59,075
---------------------------------------------------------------------------------
                                                                          168,363
---------------------------------------------------------------------------------
         RETAILERS -- 3.6%
1,025    Consolidated Stores*                                              20,692
  875    Federated Department Stores*                                      38,117
  675    Wal-Mart Stores                                                   54,970
---------------------------------------------------------------------------------
                                                                          113,779
---------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

   VALUE PLUS PORTFOLIO
                                                                              16
Schedule of Investments continued

                                                                         VALUE
SHARES                                                                  (NOTE 1)
         TELEPHONE SYSTEMS -- 10.6%
1,375    Alltel                                                        $   82,242
  800    Bell Atlantic                                                     45,450
1,875    Frontier                                                          63,750
1,100    MCI Worldcom*                                                     78,925
1,225    SBC Communications                                                65,691
---------------------------------------------------------------------------------
                                                                          336,058
---------------------------------------------------------------------------------
         TRANSPORTATION -- 2.3%
  675    Trinity Industries                                                25,988
  875    US Freightways                                                    25,484
1,250    Wisconsin Central Transport*                                      21,484
---------------------------------------------------------------------------------
                                                                           72,956
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $2,591,965)                                   2,847,922
---------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 89.9% (COST $2,591,965)(a)                2,847,922
CASH AND OTHER ASSETS NET OF LIABILITIES -- 10.1%                         319,752
---------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                   $3,167,674
---------------------------------------------------------------------------------

Notes to the Schedule of Investments:

 * Non-income producing security.

(a) The aggregate identified cost for federal income tax purposes is $2,783,997, resulting in gross unrealized appreciation and depreciation of $118,237 and $54,312, respectively, and net unrealized appreciation of $63,925.


The accompanying notes are an integral part of the financial statements.

   BALANCED PORTFOLIO
17
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

                                                                              VALUE
  SHARES                                                                    (NOTE 1)
COMMON STOCKS -- 55.1%
             ADVERTISING -- 2.3%
    15,100   WPP Group                                                     $   932,425
--------------------------------------------------------------------------------------
             AEROSPACE & DEFENSE -- 2.6%
     7,000   Lockheed Martin                                                   593,250
    11,700   Rockwell International                                            470,194
--------------------------------------------------------------------------------------
                                                                             1,063,444
--------------------------------------------------------------------------------------
             AIRLINES -- 2.1%
    14,800   AMR*                                                              878,750
--------------------------------------------------------------------------------------
             AUTOMOTIVE -- 2.2%
    27,700   Lucasvarity, ADR                                                  927,950
--------------------------------------------------------------------------------------
             BEVERAGES, FOOD & TOBACCO -- 0.9%
     7,916   Diageo, ADR                                                       366,115
--------------------------------------------------------------------------------------
             CHEMICALS -- 2.6%
    22,400   Monsanto                                                        1,064,000
--------------------------------------------------------------------------------------
             COMPUTER SOFTWARE & PROCESSING -- 2.1%
    20,800   Computer Associates International                                 886,600
--------------------------------------------------------------------------------------
             COMPUTERS & INFORMATION -- 1.1%
    11,000   Compaq Computer                                                   461,313
--------------------------------------------------------------------------------------
             ELECTRONICS -- 5.2%
    48,900   Adaptec*                                                          858,806
     6,500   Avnet                                                             393,250
     8,700   Motorola                                                          531,244
     3,800   Solectron*                                                        353,163
--------------------------------------------------------------------------------------
                                                                             2,136,463
--------------------------------------------------------------------------------------
             ENTERTAINMENT & LEISURE -- 1.1%
    24,600   Polaroid                                                          459,713
--------------------------------------------------------------------------------------
             FINANCIAL SERVICES -- 5.2%
    15,500   Citigroup                                                         767,250
    17,000   Countrywide Credit                                                853,188
     8,300   Federal Home Loan Mortgage Corporation                            534,831
--------------------------------------------------------------------------------------
                                                                             2,155,269
--------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS -- 0.9%
    14,100   Tenet Healthcare*                                                 370,125
--------------------------------------------------------------------------------------
             INDUSTRIAL -- DIVERSIFIED -- 1.3%
     8,900   Armstrong World Industries                                        536,781
--------------------------------------------------------------------------------------
             INSURANCE -- 3.3%
    31,729   Conseco                                                           969,718
    10,300   Renaissancere Holdings                                            377,238
--------------------------------------------------------------------------------------
                                                                             1,346,956
--------------------------------------------------------------------------------------
             LODGING -- 1.2%
   111,700   Homestead Village Property*                                       502,650
--------------------------------------------------------------------------------------
             MEDIA -- BROADCASTING & PUBLISHING -- 0.7%
     9,300   Reed International, ADR                                           292,950
--------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

   BALANCED PORTFOLIO
                                                                              18
Schedule of Investments continued

                                                                              VALUE
  SHARES                                                                    (NOTE 1)
             METALS -- 1.3%
    26,900   Allegheny Teledyne                                            $   549,769
--------------------------------------------------------------------------------------
             OIL & GAS -- 2.0%
    26,500   Anadarko Petroleum                                                818,188
--------------------------------------------------------------------------------------
             PHARMACEUTICALS -- 2.6%
    26,400   Teva Pharmaceutical Industries, ADR                             1,074,150
--------------------------------------------------------------------------------------
             REAL ESTATE -- 5.3%
    35,700   Oakwood Homes                                                     542,194
    20,500   Prologis Trust, REIT                                              425,375
    88,600   Security Capital Group, Class B*                                1,201,638
--------------------------------------------------------------------------------------
                                                                             2,169,207
--------------------------------------------------------------------------------------
             TELEPHONE SYSTEMS -- 2.6%
    11,100   Sprint                                                            933,788
     5,550   Sprint PCS*                                                       128,344
--------------------------------------------------------------------------------------
                                                                             1,062,132
--------------------------------------------------------------------------------------
             TEXTILES, CLOTHING & FABRICS -- 2.0%
    34,200   Shaw Industries                                                   829,350
--------------------------------------------------------------------------------------
             TRANSPORTATION -- 4.5%
    35,900   Air Express International                                         780,825
    23,600   Sabre Group Holdings*                                           1,050,200
--------------------------------------------------------------------------------------
                                                                             1,831,025
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $22,629,277)                                      22,715,325
--------------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.6%
             ENTERTAINMENT & LEISURE -- 1.6%
    27,200   News Corporation Limited (The), ADR                               671,500
--------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $692,711)                                         671,500
--------------------------------------------------------------------------------------

PRINCIPAL                                                        INTEREST   MATURITY      VALUE
  AMOUNT                                                           RATE       DATE      (NOTE 1)
ASSET-BACKED SECURITIES -- 0.0%
$   12,718   Merrill Lynch Mortgage Investment                    7.65%     01/15/12   $    12,692
--------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $13,004)                                                12,692
--------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 14.1%
             BANKING -- 3.2%
   750,000   Associates Corporation of North America              5.75%     11/01/03       755,357
   250,000   BB&T                                                 7.25%     06/15/07       271,203
   250,000   Chase Manhattan                                      7.25%     06/01/07       273,322
       743   Nykredit                                             6.00%     10/01/26           117
--------------------------------------------------------------------------------------------------
                                                                                         1,299,999
--------------------------------------------------------------------------------------------------
             BEVERAGES, FOOD & TOBACCO -- 0.4%
   160,000   Coca-Cola Femsa                                      8.95%     11/01/06       156,295
--------------------------------------------------------------------------------------------------
             CHEMICALS -- 0.2%
   100,000   Belo                                                 6.875%    06/01/02       102,841
--------------------------------------------------------------------------------------------------
             COMPUTER SOFTWARE & PROCESSING -- 1.0%
   400,000   Computer Associates International                    6.375%    04/15/05       398,338
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

   BALANCED PORTFOLIO
19

PRINCIPAL                                                        INTEREST   MATURITY      VALUE
  AMOUNT                                                           RATE       DATE      (NOTE 1)
             ELECTRIC UTILITIES -- 2.3%
$  215,000   Financiera Energy                                    9.375%    06/15/06   $   186,085
   750,000   Tennessee Valley Authority                           5.00%     12/18/03       744,389
--------------------------------------------------------------------------------------------------
                                                                                           930,474
--------------------------------------------------------------------------------------------------
             FINANCIAL SERVICES -- 3.4%
    20,000   Access Financial                                     7.10%     05/15/21        20,641
   750,000   AT&T Capital                                         7.50%     11/15/00       762,500
   500,000   GMAC                                                 7.125%    05/01/01       516,626
   120,000   Paine Webber Group                                   7.00%     03/01/00       121,056
--------------------------------------------------------------------------------------------------
                                                                                         1,420,823
--------------------------------------------------------------------------------------------------
             MEDIA -- BROADCASTING & PUBLISHING -- 1.2%
   500,000   CSC Holdings                                         7.625%    07/15/18       490,300
--------------------------------------------------------------------------------------------------
             METALS -- 0.8%
   300,000   AK Steel                                             9.125%    12/15/06       312,000
--------------------------------------------------------------------------------------------------
             MULTIPLE UTILITIES -- 0.8%
   300,000   New Brunswick                                        7.125%    10/01/02       318,720
--------------------------------------------------------------------------------------------------
             OIL & GAS -- 0.3%
   150,000   Petroleos Mexicanos                                  8.85%     09/15/07       132,000
--------------------------------------------------------------------------------------------------
             RETAILERS -- 0.5%
   200,000   Rite Aid                                             7.125%    01/15/07       213,342
--------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $5,782,435)                                                  5,775,132
--------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 6.5%
    35,000   Federal National Mortgage Association                6.15%     10/25/07        35,164
   500,000   Federal National Mortgage Association                6.00%     05/15/08       527,586
   500,000   Federal National Mortgage Association                6.247%    06/25/16       514,270
   711,091   Federal National Mortgage Association                6.50%     07/18/28       713,082
    40,000   General Electric Capital Mortgage Service            6.50%     11/25/23        39,598
    44,500   General Electric Capital Mortgage Service            6.50%     03/25/24        44,797
   750,000   Government National Mortgage Association             4.00%     10/20/25       717,007
    40,000   Merrill Lynch Mortgage Investment                    7.089%    12/26/25        42,684
    50,000   Prudential Home Mortgage Securities                  6.25%     04/25/24        47,329
--------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $2,651,506)                                       2,681,517
--------------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 0.4%
    40,000   Baltimore Community Development Financing            8.20%     08/15/07        46,379
    40,000   New York State Housing Finance Agency Service        7.50%     09/15/03        42,139
    50,000   Ohio Housing Financial Agency                        7.90%     10/01/14        51,688
    30,000   Oklahoma City Airport                                9.40%     11/01/10        36,600
--------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $161,340)                                                      176,806
--------------------------------------------------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS -- 2.3%
             BRAZIL -- 0.6%
   441,608   Republic of Brazil, Brady Bond                       8.00%     04/15/14       263,308
--------------------------------------------------------------------------------------------------
             GREAT BRITAIN -- 0.6%
   105,000   United Kingdom Treasury                              8.00%     12/07/15       247,810
GBP
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

   BALANCED PORTFOLIO
                                                                              20
Schedule of Investments continued

PRINCIPAL                                                        INTEREST   MATURITY      VALUE
  AMOUNT                                                           RATE       DATE      (NOTE 1)
             SOUTH AFRICA -- 1.1%
 3,180,000   Republic of South Africa                            13.00%     08/31/10   $   458,060
ZAR
--------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS (COST $1,191,790)                                   969,178
--------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 15.8%
$1,455,000   U.S. Treasury Bond                                   6.25%     04/30/01     1,506,373
   975,000   U.S. Treasury Bond                                   7.25%     08/15/22     1,215,399
   375,000   U.S. Treasury Bond                                   6.75%     08/15/26       449,414
 1,295,000   U.S. Treasury Note                                   5.75%     10/31/00     1,319,687
   550,000   U.S. Treasury Note                                   5.625%    05/15/01       563,063
   700,000   U.S. Treasury Note                                   5.75%     08/15/03       730,625
    90,000   U.S. Treasury Note                                   7.25%     08/15/04       101,222
   550,000   U.S. Treasury Note                                   7.00%     07/15/06       626,313
--------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $6,316,994)                                        6,512,096
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 95.8% (COST $39,439,057)(a)                               39,514,246
CASH AND OTHER ASSETS NET OF LIABILITIES -- 4.2%                                         1,735,473
--------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                   $41,249,719
--------------------------------------------------------------------------------------------------

Notes to the Schedule of Investments:

 * Non-income producing security.

 (a) The aggregate identified cost for federal income tax purposes is $39,477,402, resulting in gross unrealized appreciation and depreciation of $3,366,548 and $3,329,704, respectively, and net unrealized appreciation of $36,844.

(b) Interest rate shown reflects current rate on instrument with variable or floating rates.

ADR -- American Depositary Receipt

Brady Bond -- U.S. dollar denominated bonds of developing countries that were exchanged, in a restructuring, for commercial bank loans in default. The bonds are collateralized by U.S. Treasury zero-coupon bonds to ensure principal.

REIT -- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

   STANDBY INCOME PORTFOLIO
21
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
  AMOUNT                                                          RATE       DATE      (NOTE 1)
ASSET-BACKED SECURITIES -- 36.1%
$1,005,626   Arcadia Automobile Receivables Trust                5.737%    07/16/01   $ 1,009,528
 1,241,652   Auto Finance Group Receivables Trust                6.35%     10/15/02     1,252,206
 1,200,000   Capital Asset Research Funding, Class A, 144A       5.905%    12/15/05     1,200,000
 1,300,000   Chase Credit Card Master Trust                      5.787%    09/15/04     1,300,767
 1,000,000   Chase Manhattan Auto Owner Trust                    6.00%     12/15/04     1,006,190
 1,100,000   MBNA Master Credit Card Trust                       5.906%    12/15/05     1,100,110
   680,000   Standard Credit Card Master Trust                   7.00%     04/07/01       682,338
   786,669   Summit Acceptance Auto Trust                        7.01%     07/15/02       793,061
 1,200,000   UCFC Home Equity Loan                               6.105%    04/15/13     1,200,000
-------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $9,528,090)                                         9,544,200
-------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 33.2%
 1,300,000   Case                                                6.20%     01/20/99     1,295,746
   650,000   Coca-Cola                                           5.14%     01/15/99       648,701
   800,000   Crown Cork & Seal                                   5.88%     01/25/99       796,864
   700,000   MCI Worldcom                                        5.70%     01/22/99       697,672
 1,300,000   Safeway                                             5.83%     01/15/99     1,297,053
 1,300,000   Service Corporation International                   6.00%     02/25/99     1,288,084
   700,000   Toyota                                              5.16%     01/19/99       698,194
 1,300,000   Union Pacific Resources                             6.27%     01/15/99     1,296,831
   780,000   Williams Holdings                                   6.05%     02/26/99       772,659
-------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER (COST $8,791,804)                                                8,791,804
-------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 15.6%
             BANKING -- 8.7%
 1,200,000   Banco Latinoamericano                               6.70%     10/08/99     1,206,684
 1,100,000   MBNA                                                5.763%    07/07/03     1,091,363
-------------------------------------------------------------------------------------------------
                                                                                        2,298,047
-------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES -- 4.2%
 1,100,000   Texas Utilities Electric                            9.50%     08/01/99     1,118,316
-------------------------------------------------------------------------------------------------
             FINANCIAL SERVICES -- 2.7%
   700,000   Credit Lyonnais, VR                                 6.875%    09/19/49       698,250
-------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $4,129,871)                                                 4,114,613
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 14.4%
 2,700,000   Federal Home Loan Bank                              4.50%     01/04/99     2,698,986
 1,100,000   Federal Home Loan Bank                              6.096%    05/13/03     1,105,280
-------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (COST $3,798,986)                            3,804,266
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 99.3% (COST $26,248,751)(a)                              26,254,883
CASH AND OTHER ASSETS NET OF LIABILITIES -- 0.7%                                          195,057
-------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                  $26,449,940
-------------------------------------------------------------------------------------------------

Notes to the Schedule of Investments:

  (a) The aggregate identified cost for federal income tax purposes is $26,248,751, resulting in gross unrealized appreciation and depreciation of $28,116 and $21,984, respectively, and net unrealized appreciation of $6,132.

144A -- Securities restricted for resale to Qualified Institutional Buyers with registration rights.
  VR -- Variable Rate Security -- maturity dates on these type of securities reflect the next interest rate reset date or, when applicable, the final maturity date. Interest rate shown reflects current rate.


The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES                                          22
                                                               December 31, 1998

                                 EMERGING       INTERNATIONAL       INCOME           VALUE                           STANDBY
                                  GROWTH           EQUITY         OPPORTUNITY         PLUS          BALANCED         INCOME
                                 PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO(b)      PORTFOLIO       PORTFOLIO
ASSETS:
Investments, at value (Note
  1)(a)                         $28,754,795      $31,344,325      $32,773,952      $2,847,922      $39,514,246     $26,254,883
Cash                              2,264,966        2,547,063          850,528         270,949        1,543,440              --
Foreign currency                         --               --               --              --            6,977(c)           --
Receivables for:
  Investments sold                  532,144               --               --              --           96,357              --
  Fund shares sold                    9,161           19,279           28,503              --           43,787         170,190
  Dividends                          14,735           17,780               --           3,291           11,589              --
  Foreign tax reclaims                   --           33,986               --              17               --              --
  Unrealized appreciation on
    foreign forward currency
    contracts (Note 1)                   --               --               --              --            2,329              --
  Interest                            7,462            7,870        1,015,869             681          233,199         137,737
Deferred organization expenses
  (Note 1)                            3,467            3,467            3,467              --            3,467           3,496
Reimbursement receivable from
  Sponsor (Note 4)                       --               --               --          66,315               --              --
------------------------------------------------------------------------------------------------------------------------------
    Total assets                 31,586,730       33,973,770       34,672,319       3,189,175       41,455,391      26,566,306
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
  Investments purchased             127,890               --               --              --               --              --
  Unrealized depreciation on
    foreign forward currency
    contracts (Note 1)                   --               --               --              --            5,657              --
  Fund shares redeemed                   --               --               --             102               --              --
Due to custodian                         --               --               --              --               --          97,164
Payable to Sponsor (Note 4)         168,860          127,391          150,087              --          175,865             326
Other accrued expenses               26,077           33,353           28,219          21,399           24,150          18,876
------------------------------------------------------------------------------------------------------------------------------
    Total liabilities               322,827          160,744          178,306          21,501          205,672         116,366
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS(d):                  $31,263,903      $33,813,026      $34,494,013      $3,167,674      $41,249,719     $26,449,940
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                2,038,737        2,421,891        3,971,175         311,304        2,955,100       2,642,337
------------------------------------------------------------------------------------------------------------------------------
Net asset value                 $     15.33      $     13.96      $      8.69      $    10.18      $     13.96     $     10.01
------------------------------------------------------------------------------------------------------------------------------
(a) Cost of investments         $26,231,211      $26,545,659      $37,422,665      $2,591,965      $39,439,057     $26,248,751

(b) The Portfolio commenced operations on May 1, 1998.

(c) The cost of foreign currency is $6,721.

(d) See the Statements of Changes in Net Assets for components of net assets.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS VARIABLE INSURANCE TRUST
23
STATEMENTS OF OPERATIONS
                                            For the Year Ended December 31, 1998

                                      EMERGING    INTERNATIONAL     INCOME         VALUE                      STANDBY
                                       GROWTH        EQUITY       OPPORTUNITY       PLUS        BALANCED       INCOME
                                      PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO(a)    PORTFOLIO    PORTFOLIO
INVESTMENT INCOME (NOTE 1):
  Interest                            $ 133,513    $  106,869     $ 3,762,184    $   5,934     $   957,009   $1,358,522
  Dividends (b)                         195,612       387,564              --       16,202         241,554           --
-----------------------------------------------------------------------------------------------------------------------
      Total investment income           329,125       494,433       3,762,184       22,136       1,198,563    1,358,522
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)     204,486       270,100         217,105        9,223         267,938       56,841
  Custody, administration and fund
    accounting fees                      93,751       192,611          93,667       64,925          94,507       89,474
  Sponsor fees (Note 3)                  51,120        56,862          66,800        2,460          66,983       45,472
  Auditing fees                          17,106        18,626          19,054       15,000          15,048       11,420
  Printing Fees                           3,355         4,627           6,803          191           6,093        2,783
  Legal fees                              3,533         3,378           4,708           64             180        2,477
  Amortization of organization
    expenses (Note 1)                     3,906         3,906           3,906           --           3,906        3,931
  Trustee fees (Note 3)                   2,545         2,531           3,060          150           2,903        1,993
  Miscellaneous                             893         2,325           2,608          128           2,913        1,279
-----------------------------------------------------------------------------------------------------------------------
      Total expenses                    380,695       554,966         417,711       92,141         460,471      215,670
      Waiver of Sponsor fee (Note 3)    (51,120)      (56,862)        (66,800)      (2,460)        (66,983)     (45,472)
      Reimbursement from Sponsor
         (Note 4)                       (35,626)     (142,709)        (67,018)     (75,538)        (92,075)     (56,515)
-----------------------------------------------------------------------------------------------------------------------
      Net expenses                      293,949       355,395         283,893       14,143         301,413      113,683
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)             35,176       139,038       3,478,291        7,993         897,150    1,244,839
-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investments                         993,434       849,718      (4,037,107)    (239,885)      1,388,987       12,585
    Written Options                          --            --          32,130           --              --           --
    Foreign currency                         --      (101,508)             --           --          62,437           --
-----------------------------------------------------------------------------------------------------------------------
                                        993,434       748,210      (4,004,977)    (239,885)      1,451,424       12,585
-----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
    appreciation (depreciation) on:
    Investments                        (296,091)    3,383,197      (4,419,252)     255,957      (1,113,545)       6,334
    Written Options                          --            --              --           --              --           --
    Foreign currency                         --        (1,418)            279           --         (21,020)          --
-----------------------------------------------------------------------------------------------------------------------
                                       (296,091)    3,381,779      (4,418,973)     255,957      (1,134,565)       6,334
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS):                               697,343     4,129,989      (8,423,950)      16,072         316,859       18,919
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $ 732,519    $4,269,027     $(4,945,659)   $  24,065     $ 1,214,009   $1,263,758
-----------------------------------------------------------------------------------------------------------------------
(a) Portfolio commenced operations on May 1, 1998
(b) Net of foreign tax withholding    $      --    $   51,814     $        --    $      --     $       433   $       --

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS VARIABLE INSURANCE TRUST

STATEMENTS OF CHANGES IN NET ASSETS                                           24

                                                   EMERGING GROWTH            INTERNATIONAL EQUITY
                                                      PORTFOLIO                     PORTFOLIO
                                             ---------------------------   ---------------------------
                                               FOR THE        FOR THE        FOR THE        FOR THE
                                              YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                 1998           1997           1998           1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)               $    35,176    $    33,227    $   139,038    $   101,104
  Net realized gain (loss)                       993,434      1,327,486        748,210      1,133,852
  Net change in unrealized appreciation
     (depreciation)                             (296,091)     2,197,739      3,381,779        577,604
------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations                   732,519      3,558,452      4,269,027      1,812,560
------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
     Net investment income                       (49,174)       (30,394)      (164,384)       (70,264)
     Realized capital gains                   (1,035,008)    (1,012,609)      (845,182)      (995,634)
     Distribution in excess of net
       investment income                              --             --       (106,570)            --
     Distribution in excess of realized
       capital gains                                  --             --             --             --
     Return of capital distributions                  --             --             --             --
------------------------------------------------------------------------------------------------------
  Total dividends and distributions           (1,084,182)    (1,043,003)    (1,116,136)    (1,065,898)
------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
  Proceeds from shares sold                   13,916,105     12,538,066     12,081,975     10,372,680
  Reinvestment of dividends                    1,084,183      1,043,003      1,116,136      1,065,898
  Cost of shares redeemed                     (2,801,672)    (2,450,901)    (2,240,707)    (1,240,789)
------------------------------------------------------------------------------------------------------
  Net increase (decrease) from share
     transactions                             12,198,616     11,130,168     10,957,404     10,197,789
------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets     11,846,953     13,645,617     14,110,295     10,944,451
------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                         19,416,950      5,771,333     19,702,731      8,758,280
------------------------------------------------------------------------------------------------------
  End of period                              $31,263,903    $19,416,950    $33,813,026    $19,702,731
------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in capital                            $28,584,379    $16,385,765    $29,242,515    $18,285,104
  Undistributed (distributions in excess
     of) net investment income                        --          3,217       (186,882)       (56,246)
  Accumulated net realized gain (loss) on
     investments                                 155,940        208,293        (39,788)        58,471
  Net unrealized appreciation
     (depreciation) on investments             2,523,584      2,819,675      4,797,181      1,415,402
------------------------------------------------------------------------------------------------------
  Net assets applicable to shares
     outstanding                             $31,263,903    $19,416,950    $33,813,026    $19,702,731
------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
  Shares sold                                    892,493        892,720        869,535        858,524
  Reinvestment of dividends                       73,504         69,673         79,724         89,196
------------------------------------------------------------------------------------------------------
                                                 965,997        962,393        949,259        947,720
  Shares redeemed                               (188,219)      (174,447)      (168,341)       (98,268)
------------------------------------------------------------------------------------------------------
  Net increase (decrease)                        777,778        787,946        780,918        849,452
  Beginning of period                          1,260,959        473,013      1,640,973        791,521
------------------------------------------------------------------------------------------------------
  End of period                                2,038,737      1,260,959      2,421,891      1,640,973
------------------------------------------------------------------------------------------------------

(a) The Portfolio commenced operations on May 1, 1998.
The accompanying notes are an integral part of the financial statements.

25


   SELECT ADVISORS VARIABLE INSURANCE TRUST

                                                INCOME OPPORTUNITY           VALUE PLUS                BALANCED
                                                     PORTFOLIO                PORTFOLIO                PORTFOLIO
                                            ---------------------------   -----------------   ---------------------------
                                              FOR THE        FOR THE           FOR THE          FOR THE        FOR THE
                                             YEAR ENDED     YEAR ENDED     PERIOD ENDED(a)     YEAR ENDED     YEAR ENDED
                                            DECEMBER 31,   DECEMBER 31,     DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                                1998           1997             1998              1998           1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)              $ 3,478,291    $ 1,832,004       $     7,993      $   897,150    $   349,650
  Net realized gain (loss)                   (4,004,977)       191,074          (239,885)       1,451,424      1,435,996
  Net change in unrealized appreciation
     (depreciation)                          (4,418,973)      (528,803)          255,957       (1,134,565)       475,638
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations               (4,945,659)     1,494,275            24,065        1,214,009      2,261,284
--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
     Net investment income                   (3,478,834)    (1,814,515)           (8,332)        (922,633)      (350,429)
     Realized capital gains                          --       (227,491)               --       (1,163,140)    (1,314,627)
     Distribution in excess of net
       investment income                             --             --                --          (10,746)        (5,844)
     Distribution in excess of realized
       capital gains                                 --       (496,586)               --               --             --
     Return of capital distributions            (96,964)            --                --               --             --
--------------------------------------------------------------------------------------------------------------------------
  Total dividends and distributions          (3,575,798)    (2,538,592)           (8,332)      (2,096,519)    (1,670,900)
--------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
  Proceeds from shares sold                  17,222,143     19,127,540         5,347,995       21,290,408     13,559,392
  Reinvestment of dividends                   3,575,798      2,538,593             8,332        2,096,506      1,670,900
  Cost of shares redeemed                    (4,661,882)    (2,010,537)       (2,204,386)      (3,541,752)      (228,301)
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from share
     transactions                            16,136,059     19,655,596         3,151,941       19,845,162     15,001,991
--------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets     7,614,602     18,611,279         3,167,674       18,962,652     15,592,375
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                        26,879,411      8,268,132                --       22,287,067      6,694,692
--------------------------------------------------------------------------------------------------------------------------
  End of period                             $34,494,013    $26,879,411       $ 3,167,674      $41,249,719    $22,287,067
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in capital                           $43,631,963    $27,592,868       $ 3,151,602      $40,767,171    $20,922,008
  Undistributed (distributions in excess
     of) net investment income                       --            543                --           20,627         14,838
  Accumulated net realized gain (loss) on
     investments                             (4,489,001)      (484,024)         (239,885)         394,283        148,018
  Net unrealized appreciation
     (depreciation) on investments           (4,648,949)      (229,976)          255,957           67,638      1,202,203
--------------------------------------------------------------------------------------------------------------------------
  Net assets applicable to shares
     outstanding                            $34,494,013    $26,879,411       $ 3,167,674      $41,249,719    $22,287,067
--------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
  Shares sold                                 1,636,452      1,651,438           563,284        1,468,902        967,476
  Reinvestment of dividends                     369,671        224,056               852          150,809        120,806
--------------------------------------------------------------------------------------------------------------------------
                                              2,006,123      1,875,494           564,136        1,619,711      1,088,282
  Shares redeemed                              (474,021)      (174,262)         (252,832)        (257,510)       (16,607)
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)                     1,532,102      1,701,232           311,304        1,362,201      1,071,675
  Beginning of period                         2,439,073        737,841                --        1,592,899        521,224
--------------------------------------------------------------------------------------------------------------------------
  End of period                               3,971,175      2,439,073           311,304        2,955,100      1,592,899
--------------------------------------------------------------------------------------------------------------------------


                                                    STANDBY INCOME
                                                       PORTFOLIO
                                              ---------------------------
                                                FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED
                                              DECEMBER 31,   DECEMBER 31,
                                                  1998           1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)                $  1,244,839   $    745,080
  Net realized gain (loss)                          12,585         (8,448)
  Net change in unrealized appreciation
     (depreciation)                                  6,334           (382)
-------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations                   1,263,758        736,250
-------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
     Net investment income                      (1,244,085)      (745,079)
     Realized capital gains                             --             --
     Distribution in excess of net
       investment income                                --             --
     Distribution in excess of realized
       capital gains                                    --             --
     Return of capital distributions                    --             --
-------------------------------------------------------------------------
  Total dividends and distributions             (1,244,085)      (745,079)
-------------------------------------------------------------------------
SHARE TRANSACTIONS:
  Proceeds from shares sold                     22,250,007     19,020,895
  Reinvestment of dividends                      1,246,263        743,655
  Cost of shares redeemed                      (14,628,204)   (11,298,653)
-------------------------------------------------------------------------
  Net increase (decrease) from share
     transactions                                8,868,066      8,465,897
-------------------------------------------------------------------------
  Total increase (decrease) in net assets        8,887,739      8,457,068
-------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                           17,562,201      9,105,133
-------------------------------------------------------------------------
  End of period                               $ 26,449,940   $ 17,562,201
-------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in capital                             $ 26,440,029   $ 17,571,962
  Undistributed (distributions in excess
     of) net investment income                       3,709          1,366
  Accumulated net realized gain (loss) on
     investments                                        70        (10,925)
  Net unrealized appreciation
     (depreciation) on investments                   6,132           (202)
-------------------------------------------------------------------------
  Net assets applicable to shares
     outstanding                              $ 26,449,940   $ 17,562,201
-------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
  Shares sold                                    2,223,752      1,900,755
  Reinvestment of dividends                        124,567         74,322
-------------------------------------------------------------------------
                                                 2,348,319      1,975,077
  Shares redeemed                               (1,461,706)    (1,129,387)
-------------------------------------------------------------------------
  Net increase (decrease)                          886,613        845,690
  Beginning of period                            1,755,724        910,034
-------------------------------------------------------------------------
  End of period                                  2,642,337      1,755,724
-------------------------------------------------------------------------

   SELECT ADVISORS VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS                                                          26

                                                                         TOUCHSTONE EMERGING GROWTH PORTFOLIO
                                                     ----------------------------------------------------------------------------
      SELECTED DATA FOR A SHARE OUTSTANDING:           FOR THE        FOR THE        FOR THE        FOR THE          FOR THE
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                         1998           1997           1996           1995             1994
Net asset value, beginning of period                   $ 15.40        $ 12.20         $11.27         $10.10           $10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              0.02           0.03           0.04           0.11             0.04
Net realized and unrealized gain (loss) on
  investments                                             0.46           4.06           1.22           1.87             0.06
---------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                  0.48           4.09           1.26           1.98             0.10
---------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                                  (0.03)         (0.03)         (0.04)         (0.15)              --
  Realized capital gains                                 (0.52)         (0.86)         (0.29)         (0.66)              --
  Return of capital                                         --             --             --             --               --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                        (0.55)         (0.89)         (0.33)         (0.81)              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 15.33        $ 15.40         $12.20         $11.27           $10.10
---------------------------------------------------------------------------------------------------------------------------------
        Total return(c)                                   3.28%         33.67%         11.16%         19.57%            1.00%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                    $31,264        $19,417         $5,771         $2,615           $2,020
Ratios to average net assets:
  Net expenses                                            1.15%          1.15%          1.15%          1.15%            1.15%(d)
  Net investment income (loss)                            0.14%          0.27%          0.50%          1.09%            3.67%(d)
  Expenses, without waiver and reimbursement              1.49%          2.19%          3.22%          3.73%           11.08%(d)
Portfolio Turnover                                          66%            88%            89%           101%               0%

                                                                           TOUCHSTONE BALANCED PORTFOLIO
                                                   ------------------------------------------------------------------------------
     SELECTED DATA FOR A SHARE OUTSTANDING:          FOR THE        FOR THE        FOR THE         FOR THE           FOR THE
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED(e)    PERIOD ENDED(a)
                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                       1998           1997           1996            1995              1994
Net asset value, beginning of period                 $ 13.99        $ 12.84         $11.48          $10.17            $10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.35           0.31           0.30            0.32              0.05
Net realized and unrealized gain (loss) on
  investments                                           0.40           2.05           1.60            2.15              0.12
---------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                0.75           2.36           1.90            2.47              0.17
---------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                                (0.37)         (0.32)         (0.30)          (0.37)               --
  Realized capital gains                               (0.41)         (0.89)         (0.24)          (0.79)               --
  Return of capital                                       --             --             --              --                --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                      (0.78)         (1.21)         (0.54)          (1.16)               --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 13.96        $ 13.99         $12.84          $11.48            $10.17
---------------------------------------------------------------------------------------------------------------------------------
        Total return (c)                                5.44%         18.61%         16.78%          24.56%             1.70%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                  $41,250        $22,287         $6,695          $2,895            $2,034
Ratios to average net assets:
  Net expenses                                          0.90%          0.90%          0.90%           0.90%             0.90%(d)
  Net investment income                                 2.67%          2.61%          2.76%           2.87%             4.26%(d)
  Expenses, without waiver and reimbursement            1.37%          2.04%          2.72%           3.46%             8.97%(d)
Portfolio Turnover                                        51%            86%            75%            124%                3%
---------------------------------------------------------------------------------------------------------------------------------

(a) The Fund commenced operations on November 21, 1994.

(b) The Fund commenced operations on May 1, 1998.

(c) Total return would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 4)

(d) Ratios are annualized.

The accompanying notes are an integral part of the financial statements.

27

   REPORT OF INDEPENDENT ACCOUNTANTS

   SELECT ADVISORS VARIABLE INSURANCE TRUST

                                                                   TOUCHSTONE INTERNATIONAL EQUITY PORTFOLIO
                                                  ---------------------------------------------------------------------------
      SELECTED DATA FOR A SHARE OUTSTANDING:        FOR THE        FOR THE        FOR THE        FOR THE          FOR THE
                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                      1998           1997           1996           1995            1994
Net asset value, beginning of period                $ 12.01        $ 11.07         $10.00         $ 9.51          $10.00
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.06           0.07           0.06           0.04              --
Net realized and unrealized gain (loss) on
  investments                                          2.37           1.56           1.08           0.48           (0.49)
-----------------------------------------------------------------------------------------------------------------------------
        Total from investment operations               2.43           1.63           1.14           0.52           (0.49)
-----------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                               (0.10)         (0.05)         (0.07)         (0.03)             --
  Realized capital gains                              (0.38)         (0.64)            --             --              --
  Return of capital                                      --             --             --             --              --
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                     (0.48)         (0.69)         (0.07)         (0.03)             --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 13.96        $ 12.01         $11.07         $10.00          $ 9.51
-----------------------------------------------------------------------------------------------------------------------------
        Total return(c)                               20.21%         14.76%         11.47%         15.45%          (4.90)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                 $33,813        $19,703         $8,758         $5,215          $4,757
Ratios to average net assets:
  Net expenses                                         1.25%          1.25%          1.25%          1.25%           1.25%(d)
  Net investment income (loss)                         0.49%          0.71%          0.86%          0.46%           1.23%(d)
  Expenses, without waiver and reimbursement           1.95%          3.19%          3.03%          3.69%           5.58%(d)
Portfolio Turnover                                      141%           149%            90%            86%              0%



                                                                    TOUCHSTONE INCOME OPPORTUNITY PORTFOLIO
                                                  ----------------------------------------------------------------------------
      SELECTED DATA FOR A SHARE OUTSTANDING:        FOR THE        FOR THE        FOR THE          FOR THE          FOR THE
                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED       YEAR ENDED    PERIOD ENDED(a)
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                      1998           1997           1996             1995            1994
Net asset value, beginning of period                $ 11.02        $ 11.21         $10.09           $ 9.42          $10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           1.02           1.20           1.17             1.22            0.12
Net realized and unrealized gain (loss) on
  investments                                         (2.30)         (0.11)          1.45             0.79           (0.70)
-------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations              (1.28)          1.31           2.62             2.01           (0.58)
-------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                               (1.02)         (1.19)         (1.17)           (1.34)             --
  Realized capital gains                                 --          (0.31)         (0.33)              --              --
  Return of capital                                   (0.03)            --             --               --              --
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                     (1.05)         (1.50)         (1.50)           (1.34)             --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  8.69        $ 11.02         $11.21           $10.09          $ 9.42
-------------------------------------------------------------------------------------------------------------------------------
        Total return(c)                              (12.27)%        12.03%         27.37%           23.35%          (5.80)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                 $34,494        $26,879         $8,268           $2,602          $1,883
Ratios to average net assets:
  Net expenses                                           0.85%        0.85%          0.85%            0.85%           0.85%(d)
  Net investment income (loss)                          10.40%       10.93%         11.85%           12.81%          11.24%(d)
  Expenses, without waiver and reimbursement             1.25%        1.72%          2.85%            3.54%          11.56%(d)
Portfolio Turnover                                        175%         189%           213%             104%             45%
---------------------------------------------------------------------------------------------------------------------------------


                                                    TOUCHSTONE
                                                    VALUE PLUS
                                                     PORTFOLIO                         TOUCHSTONE STANDBY INCOME PORTFOLIO
                                                  ---------------       ------------------------------------------------------------
      SELECTED DATA FOR A SHARE OUTSTANDING:          FOR THE             FOR THE        FOR THE        FOR THE        FOR THE
                                                  PERIOD ENDED(b)        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                       1998                 1998           1997           1996           1995
Net asset value, beginning of period                  $10.00              $ 10.00        $ 10.01         $10.02         $10.03
-----------------------------------------------------------------       ------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.03                 0.55           0.54           0.52           0.56
Net realized and unrealized gain (loss) on
  investments                                           0.18                 0.01          (0.01)         (0.01)         (0.01)
-----------------------------------------------------------------       ------------------------------------------------------------
        Total from investment operations                0.21                 0.56           0.53           0.51           0.55
-----------------------------------------------------------------       ------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                                (0.03)               (0.55)         (0.54)         (0.52)         (0.56)
  Realized capital gains                                  --                   --             --             --             --
  Return of capital                                       --                   --             --             --             --
-----------------------------------------------------------------       ------------------------------------------------------------
Total dividends and distributions                      (0.03)               (0.55)         (0.54)         (0.52)         (0.56)
-----------------------------------------------------------------       ------------------------------------------------------------
Net asset value, end of period                        $10.18              $ 10.01        $ 10.00         $10.01         $10.02
-----------------------------------------------------------------       ------------------------------------------------------------
        Total return(c)                                 2.11%                5.71%          5.41%          5.18%          5.90%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                   $3,168              $26,450        $17,562         $9,105         $5,790
Ratios to average net assets:
  Net expenses                                          1.15%(d)             0.50%          0.50%          0.50%          0.50%
  Net investment income (loss)                          0.65%(d)             5.47%          5.42%          5.15%          5.59%
  Expenses, without waiver and reimbursement            7.49%(d)             0.95%          1.48%          1.54%          1.73%
Portfolio Turnover                                       100%                 328%           251%           143%           159%
------------------------------------------------------------------      ------------------------------------------------------------

                                                   ---------------
      SELECTED DATA FOR A SHARE OUTSTANDING:           FOR THE
                                                   PERIOD ENDED(a)
                                                    DECEMBER 31,
                                                        1994
Net asset value, beginning of period                   $10.00
------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.05
Net realized and unrealized gain (loss) on
  investments                                            0.03
------------------------------------------------------------------
        Total from investment operations                 0.08
------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                                 (0.05)
  Realized capital gains                                   --
  Return of capital                                        --
------------------------------------------------------------------
Total dividends and distributions                       (0.05)
------------------------------------------------------------------
Net asset value, end of period                         $10.03
------------------------------------------------------------------
        Total return(c)                                  0.30%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                    $5,013
Ratios to average net assets:
  Net expenses                                           0.50%(d)
  Net investment income (loss)                           4.90%(d)
  Expenses, without waiver and reimbursement             3.67%(d)
Portfolio Turnover                                         56%
------------------------------------------------------------------


   SELECT ADVISORS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS                                                 28

1.  Organization and Significant Accounting Policies

Select Advisors Variable Insurance Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, and was organized as a Massachusetts business trust on February 7, 1994. The Trust consists of six Portfolios: Emerging Growth Portfolio, International Equity Portfolio, Income Opportunity Portfolio, Value Plus Portfolio, Balanced Portfolio and Standby Income Portfolio ("Portfolios").

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest. The Trust offers shares of beneficial interest of each portfolio to separate accounts of Western-Southern Life Assurance Company ("Western-Southern") as a funding vehicle for certain variable annuity contracts issued by Western-Southern through the separate accounts.

As of December 31, 1998, Touchstone Advisors, Inc., a subsidiary of Western-Southern, and Western-Southern owned 100% of the outstanding shares of the Trust.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the
Portfolios:

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. Dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith in accordance with procedures established by the Trustees using prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers and general market conditions. All debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

   SELECT ADVISORS VARIABLE INSURANCE TRUST

29

FOREIGN CURRENCY TRANSLATION. The accounting records of the Portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward currency contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the statements of operations from the effects of changes in market prices of these securities, but are included with the net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded upon notification of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

DIVIDENDS AND DISTRIBUTIONS. Distributions to shareholders for the Emerging Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Income Opportunity Portfolio, and Value Plus Portfolio are recorded by the Portfolio on the ex-dividend date. It is the policy of the Standby Income Portfolio to record income dividends daily and distribute them monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. These differences which may result in distribution reclassifications are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales, paydown gains and losses on certain securities and excise tax regulations. Undistributed net investment income and accumulated net realized gains and losses may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

   SELECT ADVISORS VARIABLE INSURANCE TRUST
                                                                              30
Notes to Financial Statements                                     continued


FEDERAL TAXES. Each Portfolio of the Trust is treated as a separate entity for federal income tax purposes. Each Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for a federal income tax is necessary. At December 31, 1998, the following Portfolios had a capital loss carryforward expiring in December 2006:

Income Opportunity Portfolio                                    $3,801,099
Value Plus Portfolio                                            $   30,846
--------------------------------------------------------------------------

Additionally, at December 31, 1998, the International Equity Portfolio had a net currency loss of $46 and the following Portfolios had net capital losses, as specified below, attributable to security transactions incurred after October 31, 1998, which are treated as arising on the first day of the Portfolio's next taxable year.

Income Opportunity Portfolio                                    $646,621
Value Plus Portfolio                                            $ 17,007
------------------------------------------------------------------------

WRITTEN OPTIONS. Each Portfolio may enter into written option agreements. The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

FORWARD FOREIGN CURRENCY CONTRACTS. Each Portfolio may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Trust and the change in the market value is recorded by the Portfolios as unrealized appreciation or depreciation of forward foreign

   SELECT ADVISORS VARIABLE INSURANCE TRUST
31

currency contracts. As of December 31, 1998, the following Portfolio had the following open forward foreign currency contracts:

                                                                              UNREALIZED
                                   CONTRACTS TO     IN EXCHANGE              APPRECIATION/
   PORTFOLIO NAME      MATURITY   DELIVER/RECEIVE       FOR        VALUE     DEPRECIATION
Balanced Portfolio
Sales                  3/22/99     GBP   117,800     $197,433     $195,104      $ 2,329
                       1/11/99     ZAR 2,321,000      388,384      394,041       (5,657)
------------------------------------------------------------------------------------------
                                                                                $(3,328)
------------------------------------------------------------------------------------------

GBP -- Great British Pound
ZAR -- South African Rand

ORGANIZATION EXPENSE. Organization expenses were deferred and are being amortized by each Portfolio except the Value Plus Portfolio, on a straight-line basis over a five-year period from commencement of operations. The amount paid by the Trust on any redemption by Touchstone Advisors, Inc. or, any other then-current holder of the organizational seed capital shares ("Initial Shares") of the Portfolio, will be reduced by a portion of any unamortized organization expenses of the Portfolio determined by the proportion of the number of the Initial Shares of the Portfolio redeemed to the number of the Initial Shares of the Portfolio outstanding after taking into account any prior redemptions of the Initial Shares of the Portfolio.

REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Portfolio may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Trust's Board of Trustees. The Portfolio, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest. In the event of counterparty default the Portfolio has the right to use the collateral to offset losses incurred.

SECURITIES TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

2.  Risks Associated with Foreign Investments

Some of the Portfolios may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or

   SELECT ADVISORS VARIABLE INSURANCE TRUST
                                                                              32
Notes to Financial Statements                                        continued




exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

3.  Transactions with Affiliates

SPONSOR. Touchstone Advisors, Inc. ("Sponsor" or "Advisor"), a subsidiary of Western-Southern, as sponsor to the Trust, pursuant to a Sponsor Agreement, provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Sponsor reserves the right to receive a sponsor fee from each Portfolio on an annual basis up to 0.20% of average daily net assets of that Portfolio. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice.

INVESTMENT ADVISOR. The Trust also has an investment advisory agreement with the Sponsor. Under the terms of the investment advisory agreement, each Portfolio pays a fee that is computed daily and paid monthly. For the period ended December 31, 1998, each Portfolio incurred investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Portfolio.

                        EMERGING    INTERNATIONAL      INCOME       VALUE                STANDBY
                         GROWTH        EQUITY        OPPORTUNITY    PLUS     BALANCED    INCOME
Rate                     0.80%         0.95%           0.65%        0.75%    0.80%       0.25%
------------------------------------------------------------------------------------------------

Subject to review and approval by the Board of Trustees, the Advisor may enter into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Portfolios. The Advisor pays each sub-advisor a fee for services provided using an annual rate, as specified below, that is computed daily and paid monthly based on average daily net assets. As of December 31, 1998, the following sub-advisory agreements were in place:

EMERGING GROWTH PORTFOLIO
David L. Babson & Company, Inc.........    0.50%
Westfield Capital Management Company...    0.45% on the first $10 million
                                           0.40% on the next $40 million
                                           0.35% on thereafter
INTERNATIONAL EQUITY PORTFOLIO
Credit Suisse Asset Management.........    0.85% on the first $30 million
                                           0.80% on the next $20 million
                                           0.70% on the next $20 million
                                           0.60% thereafter

33


   SELECT ADVISORS VARIABLE INSURANCE TRUST


INCOME OPPORTUNITY PORTFOLIO
Alliance Capital Management L.P........    0.40% on the first $50 million
                                           0.35% on the next $20 million
                                           0.30% on the next $20 million
                                           0.25% thereafter
VALUE PLUS PORTFOLIO
Fort Washington Investment Advisor,        0.45%
  Inc. ................................
BALANCED PORTFOLIO
OpCap Advisors.........................    0.60% on the first $20 million*
                                           0.50% on the next $30 million*
                                           0.40% thereafter*
STANDBY INCOME PORTFOLIO
Fort Washington Investment Advisors,       0.15%
  Inc. ................................

---------------

* Includes assets of the Balanced Portfolio of the Select Advisors Variable Insurance Trust and the Balanced Portfolio of the Select Advisors Portfolio, (for which OpCap Advisors also acts in an investment advisory capacity).

Fort Washington Investment Advisors, Inc., is an affiliate of the Sponsor.

TRUSTEES. Each Trustee who is not an "interested person," (as defined in the Act), of the Trust, receives an aggregate of $5,000 annually, plus $1,000 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses, from the Trust and from Select Advisors Trust A, Select Advisors Trust C, and Select Advisors Portfolios, which are included in separate reports. For the year ended December 31, 1998, the Trust incurred $13,182 in Trustee fees.

4.  Expense Reimbursements

The Sponsor has agreed to waive fees and reimburse each Portfolio so that, following such waiver of fees and reimbursement, the aggregate total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Portfolio are not greater, on an annualized basis, than the percentage of average daily net assets of the Portfolio listed below.

                          EMERGING   INTERNATIONAL     INCOME       VALUE               STANDBY
                           GROWTH       EQUITY       OPPORTUNITY    PLUS     BALANCED   INCOME
Voluntary expense limit     1.15%         1.25%          0.85%       1.15%     0.90%      0.50%
Amount of Reimbursement   $35,626      $142,709        $67,018     $75,538   $92,075    $56,515
-----------------------------------------------------------------------------------------------

The Sponsor has advised the Trust that it will continue to waive fees and reimburse each Portfolio as described above through December 31, 1999.

                                                                              34
Notes to Financial Statements                                          continued


   SELECT ADVISORS VARIABLE INSURANCE TRUST


                     5. Purchases and Sales of Investment Securities Investment transactions (excluding purchases and sales of U.S. government obligations, U.S. government agency obligations and short-term investments) for the year ended December 31, 1998 were as follows:

                             EMERGING     INTERNATIONAL     INCOME        VALUE                      STANDBY
                              GROWTH         EQUITY       OPPORTUNITY      PLUS       BALANCED       INCOME
Cost of purchases           $26,777,375    $45,292,886    $70,328,057   $4,707,578   $25,718,908   $22,928,829
Proceeds from sales         $15,120,406    $37,064,146    $55,046,123   $1,875,695   $11,926,313   $13,813,076
--------------------------------------------------------------------------------------------------------------

                     Purchase and sales of U.S. government obligations for the year ended December 31, 1998 were as follows:

                                                                                    STANDBY
                                                                      BALANCED       INCOME
Cost of purchases                                                    $8,495,669    $8,774,275
Proceeds from sales                                                  $4,337,484    $7,668,650
---------------------------------------------------------------------------------------------

                     6.  Written Options

                     The Income Opportunity Portfolio's activity in written options during year ended December 31, 1998 was as follows:

                                                                     PRINCIPAL AMOUNT
                                                                       OF CONTRACTS
                                                                     (000'S OMITTED)     PREMIUMS
Options Outstanding at December 31, 1997                                      --         $      --
  Options Written                                                          2,550            32,130
  Options Canceled in Closing Transactions                                (2,550)               --
--------------------------------------------------------------------------------------------------
Options Outstanding at December 31, 1998                                      --         $  32,130
                                                                         =======         =========
--------------------------------------------------------------------------------------------------

                     7.  Subsequent Event

                     Effective immediately after the close of business on December 31, 1998, two new portfolios, namely Touchstone Growth & Income Fund and Touchstone Bond Fund were established in the Select Advisors Variable Insurance Trust. Effective after the close of business on December 31, 1998, Select Advisors Variable Insurance Trust was renamed Touchstone Variable Series Trust ("VST"). The shares of the newly established VST: Touchstone Growth & Income Fund and VST: Touchstone Bond Fund, (collectively "VST Funds") were substituted for shares of the Select Advisors Portfolios: Growth & Income Portfolio II and the Select Advisors Portfolios: Bond Portfolio II respectively, (collectively "SAP Funds") held by Western-Southern Life Assurance Company Separate Account I and Separate Account 2 and The Western and Southern Life Insurance Company Separate Account A. This transaction was achieved through an in-kind redemption from the SAP Funds and a corresponding in-kind contribution to the VST Funds of the net assets of the SAP Funds. As a result of this transaction, the SAP Funds ceased to be available as investment options for Separate Accounts 1, 2 and A. The VST Funds have substantially identical investment objectives, policies and risks as those of the respective SAP Funds. In addition, the VST Funds will employ the same investment advisor and investment techniques as those employed by the respective SAP Funds. The SAP Funds will be dissolved and terminated as soon as practicable.

35


   SELECT ADVISORS VARIABLE INSURANCE TRUST


Federal Tax Information (unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Portfolio's year ended December
31, 1998 qualified for the dividends received deduction, as follows:

                            Emerging Growth Portfolio                                       100%
                            Balanced Portfolio                                               18%
                            -------------------------------------------------------------------

Pursuant to Section 852 of the Internal Revenue Code, the
Portfolios designated the following capital gain dividends for the year ended December 31, 1998:

                                                               LONG TERM CAPITAL GAINS
                                                               DISTRIBUTIONS PER SHARE    CAPITAL GAIN DIVIDENDS
                            Emerging Growth Portfolio                  $0.513                   $1,005,881
                            International Equity Portfolio             $0.309                      772,132
                            Balanced Portfolio                          0.148                      420,115
                            ------------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS                                             36

   REPORT OF INDEPENDENT ACCOUNTANTS

To Investors and Trustees of
the Select Advisors Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Touchstone Emerging Growth Portfolio, Touchstone International Equity Portfolio, Touchstone Income Opportunity Portfolio, Touchstone Value Plus Portfolio, Touchstone Balanced Portfolio and Touchstone Standby Income Portfolio, (the "Funds") at December 31, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 1999

                                                                            LOGO
                                                                            LOGO

                                      TOUCHSTONE ADVISOR VARIABLE ANNUITY
                                        GROWTH & INCOME PORTFOLIO II LOGO
                                                   BOND PORTFOLIO II LOGO
                                               SELECT ADVISORS PORTFOLIOS

                                                            ANNUAL REPORT
                                                        DECEMBER 31, 1998

NOTES

3
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

   GROWTH & INCOME PORTFOLIO II

                                                                          VALUE
SHARES                                                                  (NOTE 1)
COMMON STOCKS -- 93.4%
         AEROSPACE & DEFENSE -- 3.3%
12,500   Lockheed Martin                                               $ 1,059,375
 8,500   Northrop Grumman                                                  621,563
16,700   Rockwell International                                            810,994
----------------------------------------------------------------------------------
                                                                         2,491,932
----------------------------------------------------------------------------------
         AUTOMOTIVE -- 3.7%
26,400   Ford Motor                                                      1,549,350
 9,000   Goodyear Tire & Rubber                                            453,938
15,966   Meritor Automotive                                                338,280
10,000   Paccar                                                            411,250
----------------------------------------------------------------------------------
                                                                         2,752,818
----------------------------------------------------------------------------------
         BANKING -- 10.0%
14,324   Bank One                                                          731,419
24,800   BankAmerica                                                     1,491,100
 6,900   Bankers Trust                                                     589,519
14,200   Chase Manhattan                                                   966,488
23,746   First Union                                                     1,444,054
23,200   Fleet Financial Group                                           1,036,750
20,800   Key                                                               665,600
16,200   US Bancorp                                                        575,100
----------------------------------------------------------------------------------
                                                                         7,500,030
----------------------------------------------------------------------------------
         BEVERAGES, FOOD & TOBACCO -- 5.2%
29,700   Heinz (H.J.)                                                    1,681,763
27,700   Philip Morris                                                   1,481,950
 8,300   Unilever, ADR                                                     688,381
----------------------------------------------------------------------------------
                                                                         3,852,094
----------------------------------------------------------------------------------
         CHEMICALS -- 7.1%
16,700   Akzo, ADR                                                         745,238
 7,300   Dow Chemical                                                      663,844
10,100   Du Pont (E.I.) De Nemours                                         535,931
12,600   Eastman Chemical                                                  563,850
35,300   Imperial Chemical Industries, ADR                               1,233,294
54,600   Lyondell Petro Chemical                                           982,800
10,400   Olin                                                              294,450
16,100   Witco                                                             256,594
----------------------------------------------------------------------------------
                                                                         5,276,001
----------------------------------------------------------------------------------
         COMMERCIAL SERVICES -- 2.1%
27,900   Pacificorp                                                        587,644
24,700   Unicom                                                            952,494
----------------------------------------------------------------------------------
                                                                         1,540,138
----------------------------------------------------------------------------------
         COSMETICS & PERSONAL CARE -- 1.7%
29,000   Avon Products                                                   1,283,250
----------------------------------------------------------------------------------
         ELECTRIC UTILITIES -- 3.8%
20,500   Allegheny Energy                                                  707,250
25,000   Cinergy                                                           859,375
 9,900   Duke Energy                                                       634,219
22,900   Southern Company                                                  665,531
----------------------------------------------------------------------------------
                                                                         2,866,375
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                               4
Schedule of Investments continued

   GROWTH & INCOME PORTFOLIO II

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         ELECTRICAL EQUIPMENT -- 1.4%
 8,600   Emerson Electric                                              $   520,300
12,100   Thomas & Betts                                                    524,081
----------------------------------------------------------------------------------
                                                                         1,044,381
----------------------------------------------------------------------------------
         FINANCIAL SERVICES -- 1.7%
17,000   Federal National Mortgage Association                           1,258,000
----------------------------------------------------------------------------------
         FOREST PRODUCTS & PAPER -- 5.5%
12,800   Boise Cascade                                                     396,800
18,400   Georgia-Pacific                                                 1,077,550
13,900   Georgia-Pacific (Timber Group)                                    330,994
13,200   Temple-Inland                                                     782,925
11,700   Westvaco                                                          313,706
23,700   Weyerhauser                                                     1,204,256
----------------------------------------------------------------------------------
                                                                         4,106,231
----------------------------------------------------------------------------------
         HEAVY MACHINERY -- 1.1%
 5,500   Caterpillar                                                       253,000
16,300   Parker Hannifin                                                   533,825
----------------------------------------------------------------------------------
                                                                           786,825
----------------------------------------------------------------------------------
         HOUSEHOLD PRODUCTS -- 3.4%
56,900   Corning                                                         2,560,500
----------------------------------------------------------------------------------
         INSURANCE -- 2.5%
19,531   EXEL Limited, Class A                                           1,464,825
 5,200   Lincoln National                                                  425,425
----------------------------------------------------------------------------------
                                                                         1,890,250
----------------------------------------------------------------------------------
         METALS -- 2.3%
37,900   Allegheny Teledyne                                                774,581
38,100   Oregon Steel Mills                                                452,438
 6,000   Phelps Dodge                                                      305,250
 4,000   Reynolds Metals                                                   210,750
----------------------------------------------------------------------------------
                                                                         1,743,019
----------------------------------------------------------------------------------
         OFFICE EQUIPMENT -- 4.4%
27,600   Xerox                                                           3,256,791
----------------------------------------------------------------------------------
         OIL & GAS -- 8.4%
 8,198   British Petroleum, ADR                                            778,810
26,600   Conoco, Class A*                                                  555,275
12,700   Elf Aquitaine, ADR                                                719,138
 8,500   Mobil                                                             740,563
18,700   Texaco                                                            988,763
13,700   Total S.A., ADR                                                   681,575
37,000   Williams Companies                                              1,153,938
23,000   YPF Sociedad Anonima, ADR                                         642,563
----------------------------------------------------------------------------------
                                                                         6,260,625
----------------------------------------------------------------------------------
         PHARMACEUTICALS -- 6.3%
35,100   American Home Products                                          1,976,569
11,800   Bristol-Myers Squibb                                            1,578,988
11,900   Smithkline Beecham, ADR                                           827,050
 8,100   Zeneca Group, ADR                                                 363,488
----------------------------------------------------------------------------------
                                                                         4,746,095
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

5

   GROWTH & INCOME PORTFOLIO II

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         RETAILERS -- 1.9%
12,600   May Department Stores                                         $   760,725
14,900   Sears, Roebuck & Company                                          633,250
----------------------------------------------------------------------------------
                                                                         1,393,975
----------------------------------------------------------------------------------
         TELEPHONE SYSTEMS -- 12.3%
21,100   Alltel                                                          1,262,044
37,400   Bell Atlantic                                                   1,982,200
27,800   Bellsouth                                                       1,386,525
32,600   Frontier                                                        1,108,400
22,200   GTE                                                             1,443,000
17,200   Sprint                                                          1,446,950
25,800   Telesp Participacoes, ADR*                                        570,825
----------------------------------------------------------------------------------
                                                                         9,199,944
----------------------------------------------------------------------------------
         TRANSPORTATION -- 5.3%
27,800   Canadian Pacific                                                  524,725
31,300   CSX                                                             1,298,950
25,000   General Dynamics                                                1,465,625
21,200   Norfolk Southern                                                  671,775
----------------------------------------------------------------------------------
                                                                         3,961,075
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $66,393,317)                                  69,770,349
----------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 0.6%
         COMMERCIAL SERVICES -- 0.6%
 9,700   Monsanto, ACES*                                                   475,300
----------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $396,174)                         475,300
----------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 3.9%
         REAL ESTATE -- 3.9%
10,000   Arden Realty Group                                                231,875
13,200   Boston Properties                                                 402,600
19,900   Equity Office Properties                                          477,600
 9,000   Equity Residential Properties Trust                               363,938
12,800   Health Care Property Investors                                    393,600
17,500   Nationwide Health Properties                                      377,344
30,700   Prologis Trust                                                    637,025
----------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $3,254,902)                    2,883,982
----------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 97.9% (COST $70,044,393)(a)               73,129,631
CASH AND OTHER ASSETS NET OF LIABILITIES -- 2.1%                         1,531,150
----------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                   $74,660,781
----------------------------------------------------------------------------------

Notes to the Schedule of Investments:

       * Non-income producing security.

     (a) The aggregate identified cost for federal income tax purposes is $70,073,919, resulting in gross unrealized appreciation and depreciation of $8,583,241 and $5,527,529, respectively, and net unrealized appreciation of $3,055,712.

ACES -- Adjustable Conversion-Rate Equity Security

 ADR -- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                                        6
                                                               December 31, 1998

   BOND PORTFOLIO II

PRINCIPAL                                                         INTEREST   MATURITY      VALUE
  AMOUNT                                                            RATE       DATE      (NOTE 1)
AGENCY FOR INTERNATIONAL DEVELOPMENT BONDS -- 1.9%
             CENTRAL AMERICA -- 1.2%
$  130,000   Central America International Development, Series
             F+                                                   10.00%     12/01/11   $   159,233
   130,000   Central America International Development, Series
             G+                                                   10.00%     12/01/11       159,233
   130,000   Central America International Development, Series
             H+                                                   10.00%     12/01/11       159,233
---------------------------------------------------------------------------------------------------
                                                                                            477,699
---------------------------------------------------------------------------------------------------
             HONDURAS -- 0.7%
   100,000   Republic of Honduras International Development,
             Series D+                                            13.00%     06/01/11       156,161
   100,000   Republic of Honduras International Development,
             Series C+                                            13.00%     06/01/06       131,938
---------------------------------------------------------------------------------------------------
                                                                                            288,099
---------------------------------------------------------------------------------------------------
TOTAL AGENCY FOR INTERNATIONAL DEVELOPMENT BONDS (COST $590,000)                            765,798
---------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 3.7%
    90,565   Chase Manhattan Grantor Trust                         5.20%     02/15/02        90,610
   900,000   Chemical Credit Card Master Trust                     5.98%     09/15/08       921,555
   174,496   Navistar Financial                                    6.35%     11/15/02       175,681
   249,861   World Omni Auto Lease                                 6.18%     11/25/03       251,298
---------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $1,356,859)                                           1,439,144
---------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 34.0%
             AUTOMOTIVE -- 0.5%
   200,000   Ford Motor                                            6.75%     05/15/05       210,392
---------------------------------------------------------------------------------------------------
             BANKING -- 3.9%
   500,000   Bank of New York                                      8.50%     12/15/04       573,306
   500,000   Credit Suisse London                                  7.90%     05/01/07       500,000
   350,000   First Union                                           6.55%     10/15/35       365,091
    71,396   Mercantile Safe Deposit+                             12.125%    01/02/01        71,775
---------------------------------------------------------------------------------------------------
                                                                                          1,510,172
---------------------------------------------------------------------------------------------------
             COMMUNICATIONS -- 1.4%
   500,000   Harris Corporation                                    6.65%     08/01/06       525,401
---------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES -- 10.9%
 1,000,000   Consumers Energy, Series B                            6.50%     06/15/18     1,007,380
 1,000,000   PSE&G Capital                                         6.74%     10/23/01     1,022,029
 1,100,000   Southern California Edison                            7.125%    07/15/25     1,114,079
 1,000,000   Tennessee Valley Authority, Series G                  5.375%    11/13/08     1,003,790
---------------------------------------------------------------------------------------------------
                                                                                          4,147,278
---------------------------------------------------------------------------------------------------
             ELECTRONICS -- 2.6%
 1,000,000   Raytheon                                              5.70%     11/01/03     1,000,782
---------------------------------------------------------------------------------------------------
             FINANCIAL SERVICES -- 2.8%
 1,000,000   Safeco Capital                                        8.072%    07/15/37     1,063,806
---------------------------------------------------------------------------------------------------
             FOREST PRODUCTS & PAPER -- 1.6%
   250,000   Georgia-Pacific                                       9.50%     05/15/22       285,243
   350,000   Sweetheart Cup                                        9.625%    09/01/00       315,000
---------------------------------------------------------------------------------------------------
                                                                                            600,243
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

7

   BOND PORTFOLIO II

PRINCIPAL                                                         INTEREST   MATURITY      VALUE
  AMOUNT                                                            RATE       DATE      (NOTE 1)
             HEALTH CARE PROVIDERS -- 2.2%
$  850,000   Columbia/HCA Health                                   6.73%     07/15/45   $   853,669
---------------------------------------------------------------------------------------------------
             MEDIA -- BROADCASTING & PUBLISHING -- 2.1%
   500,000   Cox Communications                                    6.375%    06/15/00       507,380
   250,000   News America Holdings                                10.125%    10/15/12       297,759
---------------------------------------------------------------------------------------------------
                                                                                            805,139
---------------------------------------------------------------------------------------------------
             OIL & GAS -- 1.9%
   750,000   Husky Oil, 144A                                       8.90%     08/15/28       713,438
---------------------------------------------------------------------------------------------------
             RETAILERS -- 1.3%
   500,000   Wal-Mart Stores                                       5.85%     06/01/00       505,324
---------------------------------------------------------------------------------------------------
             TELEPHONE SYSTEMS -- 2.8%
 1,000,000   MCI Worldcom                                          8.875%    01/15/06     1,089,377
---------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $12,834,037)                                                 13,025,021
---------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 35.5%
   330,760   Federal Government Loan Mortgage Corporation          7.00%     10/01/25       337,603
   337,104   Federal Government Loan Mortgage Corporation          7.00%     12/01/25       344,078
 1,000,000   Federal Home Loan Bank                                5.625%    03/19/01     1,012,226
 1,250,000   Federal National Mortgage Association                 5.75%     04/15/03     1,283,943
   500,000   Federal National Mortgage Association                 5.75%     02/15/08       518,079
 2,999,749   Federal National Mortgage Association                 6.50%     07/01/28     3,016,619
   428,713   Government National Mortgage Association              7.00%     02/15/09       441,249
     4,829   Government National Mortgage Association              7.50%     07/15/23         4,978
   476,093   Government National Mortgage Association              7.50%     12/15/25       490,823
   800,987   Government National Mortgage Association              7.50%     12/15/27       825,770
 1,400,520   Government National Mortgage Association              7.00%     05/15/28     1,432,466
   481,507   Government National Mortgage Association              7.00%     07/15/28       492,490
   492,438   Government National Mortgage Association              7.00%     07/15/28       503,670
 2,006,108   Government National Mortgage Association              6.50%     09/15/28     2,025,548
   920,000   Housing Securities                                    6.75%     09/25/08       884,488
---------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $13,527,136)                                      13,614,030
---------------------------------------------------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS -- 2.8%
             CANADA -- 2.8%
 1,000,000   Province of Ontario                                   7.375%    01/27/03     1,082,730
---------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS (COST $1,077,440)                                  1,082,730
---------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 10.5%
 1,000,000   U.S. Treasury Bond                                    6.375%    08/15/27     1,150,000
 1,000,000   U.S. Treasury Note                                    4.75%     11/15/08     1,007,813
   500,000   U.S. Treasury Note                                    6.125%    11/15/27       560,000
 1,300,000   U.S. Treasury Note                                    5.25%     11/15/28     1,332,500
---------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $3,906,122)                                         4,050,313
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                               8
Schedule of Investments continued


   BOND PORTFOLIO II

                                                                                           VALUE
  SHARES                                                                                 (NOTE 1)
PREFERRED STOCKS -- 4.9%
             ELECTRIC UTILITIES -- 2.9%
     9,300   Appalachian Power, 8.25% Cumulative                                        $   239,475
    16,800   Columbus Southern Power, 8.375% Cumulative                                     432,600
    17,500   Virginia Power Capital, 8.05% Cumulative                                       447,344
---------------------------------------------------------------------------------------------------
                                                                                          1,119,419
---------------------------------------------------------------------------------------------------
             OIL & GAS -- 2.0%
    29,900   Transcanada Pipelines, 8.75% Cumulative                                        781,138
---------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $1,888,618)                                                  1,900,557
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 93.3%
(COST $35,180,212)(a)                                                                    35,877,593
CASH AND OTHER ASSETS NET OF LIABILITIES -- 6.7%                                          2,573,245
---------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                    $38,450,838
---------------------------------------------------------------------------------------------------

Notes to the Schedule of Investments:

 + Restricted and Board valued security (Note 6).

 (a) The aggregate identified cost for federal income tax purposes is $35,196,462, resulting in gross unrealized appreciation and depreciation of $854,965 and $173,834, respectively, and net unrealized appreciation of $681,131.

144A -- Securities restricted for resale to Qualified Institutional Buyers with registration rights.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

9
STATEMENTS OF ASSETS AND LIABILITIES
                                                               December 31, 1998

                                                                GROWTH &
                                                                 INCOME             BOND
                                                              PORTFOLIO II      PORTFOLIO II
ASSETS:
Investments, at value (Note 1)(a)                             $73,129,631       $35,877,593
Cash                                                            1,746,965         2,201,113
Receivables for:
  Dividends                                                       169,747            21,068
  Interest                                                          6,365           436,820
  Foreign tax reclaims                                                929             1,635
--------------------------------------------------------------------------------------------
     Total assets                                              75,053,637        38,538,229
--------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                  56,355                --
Payable to Sponsor (Note 3)                                       299,788            57,000
Other accrued expenses                                             36,713            30,391
--------------------------------------------------------------------------------------------
     Total liabilities                                            392,856            87,391
--------------------------------------------------------------------------------------------
NET ASSETS:
Applicable to investors' beneficial interests                 $74,660,781       $38,450,838
--------------------------------------------------------------------------------------------
(a) Cost of investments                                       $70,044,393       $35,180,212

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

STATEMENTS OF OPERATIONS                                                      10
                                           For the Years Ended December 31, 1998

                                                                GROWTH &
                                                                 INCOME           BOND
                                                              PORTFOLIO II    PORTFOLIO II
INVESTMENT INCOME (NOTE 1):
  Interest                                                     $   76,442      $1,991,899
  Dividends (a)                                                 1,686,187         121,696
------------------------------------------------------------------------------------------
          Total investment income                               1,762,629       2,113,595
------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                               504,873         173,524
  Custody, administration and fund accounting fees                177,066         133,505
  Sponsor fees (Note 3)                                           126,217          63,099
  Printing fees                                                     5,871           4,452
  Auditing fees                                                    18,617          16,576
  Legal fees                                                        8,202           4,276
  Amortization of organization expenses (Note 7)                   14,812          14,812
  Trustee fees (Note 3)                                             5,667           2,838
  Miscellaneous                                                     7,404           2,950
------------------------------------------------------------------------------------------
       Total expenses                                             868,729         416,032
       Waiver of Sponsor fees (Note 3)                           (126,217)        (63,099)
       Reimbursement from Advisor (Note 4)                       (206,085)       (116,523)
------------------------------------------------------------------------------------------
       Net expenses                                               536,427         236,410
------------------------------------------------------------------------------------------
Net investment income                                           1,226,202       1,877,185
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                       1,809,761         417,282
  Net change in unrealized appreciation (depreciation)            244,812         116,965
------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss):                        2,054,573         534,247
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   $3,280,775      $2,411,432
------------------------------------------------------------------------------------------
(a) Net of foreign tax withholding                             $    3,679      $       --

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

11
STATEMENTS OF CHANGES IN NET ASSETS

                                                   GROWTH & INCOME                    BOND
                                                    PORTFOLIO II                  PORTFOLIO II
                                             ---------------------------   ---------------------------
                                               FOR THE        FOR THE        FOR THE        FOR THE
                                              YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                 1998           1997           1998           1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)               $ 1,226,202    $   413,468    $ 1,877,185    $ 1,179,582
  Net realized gain (loss) on investments      1,809,761      5,279,721        417,282         42,062
  Net change in unrealized appreciation
     (depreciation) on investments               244,812        455,947        116,965        256,174
------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations                 3,280,775      6,149,136      2,411,432      1,477,818
------------------------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTEREST:
  Contributions                               31,339,058     21,726,669     17,376,055      8,615,620
  Withdrawals                                 (6,522,034)    (3,283,783)    (6,021,023)      (388,462)
------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) FROM INVESTORS'
     TRANSACTIONS                             24,817,024     18,442,886     11,355,032      8,227,158
------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets     28,097,799     24,592,022     13,766,464      9,704,976
NET ASSETS
  Beginning of period                         46,562,982     21,970,960     24,684,374     14,979,398
------------------------------------------------------------------------------------------------------
  End of period                              $74,660,781    $46,562,982    $38,450,838    $24,684,374
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

RATIOS AND SUPPLEMENTARY DATA                                                 12

                                                      GROWTH & INCOME PORTFOLIO II
                               ---------------------------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE          FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                   1998           1997           1996           1995            1994
Net Assets, end of period
  (000's)....................    $74,661        $46,563        $21,971        $13,894          $ 9,923
Ratios to average net assets:
  Net Expenses                      0.85%          0.85%          0.85%          0.85%            0.85%(b)
  Net investment income
     (loss)                         1.94%          1.28%          1.07%          1.27%            2.06%(b)
  Expenses, without waiver
     and reimbursement              1.37%          1.64%          1.74%          1.77%            2.94%(b)
Portfolio turnover                    55%           153%            82%            96%               0%

                                                            BOND PORTFOLIO II
                               ---------------------------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE          FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                   1998           1997           1996           1995            1994
Net Assets, end of period
  (000's)....................    $38,451        $24,684        $14,979        $12,304          $10,104
Ratios to average net assets:
  Net Expenses                      0.75%          0.75%          0.75%          0.75%            0.75%(b)
  Net investment income
     (loss)                         5.94%          6.28%          6.18%          6.91%            6.76%(b)
  Expenses, without waiver
     and reimbursement              1.32%          1.69%          1.76%          1.58%            2.67%(b)
Portfolio turnover                   194%            79%            79%            80%               0%

---------------

(a) The portfolios commenced operations on November 21, 1994.

(b) Ratios are annualized.

The accompanying notes are an integral part of the financial statements.

13
NOTES TO FINANCIAL STATEMENTS

   SELECT ADVISORS PORTFOLIOS

1.  Organization and Significant Accounting Policies

Select Advisors Portfolios (the "Portfolio Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a New York master trust fund on February 7, 1994. There are nine subtrusts of the Portfolio Trust (each a "Portfolio"), each having distinct investment objectives and policies. The Portfolios are Emerging Growth Portfolio, International Equity Portfolio, Income Opportunity Portfolio, Value Plus Portfolio, Growth & Income Portfolio, Balanced Portfolio, Bond Portfolio, Growth & Income Portfolio II and Bond Portfolio II. Only Growth & Income Portfolio II and Bond Portfolio II are included in this report. The other portfolios are included in a separate report.

As of December 31, 1998, Touchstone Advisors, Inc., a subsidiary of Western-Southern Life Assurance Company ("Western-Southern"), and
Western-Southern owned 100% of the interest in the Growth & Income Portfolio II and Bond Portfolio II.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the
Portfolios:

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. Dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith in accordance with procedures established by the Trustees of the Portfolio Trust using prices based upon yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers and general market conditions. All debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

FOREIGN CURRENCY TRANSLATION. The accounting records of the Portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales

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Notes to Financial Statements                                          continued

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and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the statements of operations from the effects of changes in market prices of these securities, but are included with the net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Portfolio Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

FEDERAL TAXES. Each Portfolio is treated as a partnership for federal income tax purposes. As such, each investor in each Portfolio is subject to taxation on its share of that Portfolio's ordinary income and capital gains. Accordingly, no provision has been made for federal income taxes. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

FORWARD FOREIGN CURRENCY CONTRACTS. Each Portfolio may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Portfolio Trust and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of forward foreign currency contracts.

REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Portfolio may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Portfolio Trust Board of Trustees. The Portfolio, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest. In the event of counterparty default the Portfolio has the right to use the collateral to offset losses incurred.

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SECURITIES TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

2.  Risks Associated with Foreign Investments

Some of the Portfolios may invest in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

3.  Transactions with Affiliates

SPONSOR. Touchstone Advisors, Inc. ("Sponsor" or "Advisor"), as sponsor to the Trust, pursuant to a Sponsor Agreement provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Sponsor receives a sponsor fee from each portfolio equal on an annual basis to 0.20% of average daily net assets of that Portfolio. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice.

INVESTMENT ADVISOR. The Portfolio Trust also has an investment advisory agreement with Touchstone Advisors, Inc. Under the terms of the investment advisory agreement, each Portfolio pays a fee that is computed daily and paid monthly. Investment advisory fees for Growth & Income Portfolio II and Bond Portfolio II is equal on an annual basis to .80% and .55%, respectively, of average daily net assets.

Subject to review and approval by the Board of Trustees, the Advisor may enter into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Portfolios. The Advisor pays each sub-advisor a fee for services provided using an annual rate, as specified below, that is computed daily and paid monthly based on

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Notes to Financial Statements                                          continued

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average daily net assets. As of December 31, 1998, the following sub-advisory agreements were in place:

GROWTH & INCOME PORTFOLIO
Scudder Kemper Investments, Inc. ......    0.50% on the first $150 million
                                           0.45% thereafter
BOND PORTFOLIO
Fort Washington Investment Advisors,       0.30%
  Inc. ................................

Fort Washington Investment Advisors, Inc., is an affiliate of the Advisor.

TRUSTEES. Each Trustee who is not an "interested person," (as defined in the Act), of the Portfolio Trust, receives an aggregate of $5,000 annually, plus $1,000 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses from the Portfolio and from Select Advisors Trust A, Select Advisors Trust C and Select Advisors Variable Insurance Trust. For the year ended December 31, 1998, the Growth & Income Portfolio II incurred $5,667 in Trustee Fees and the Bond Portfolio II incurred $2,838 in Trustee Fees.

4.  Expense Reimbursement

The Sponsor has agreed to reimburse each Portfolio so that, following such reimbursement the aggregate total operating expenses (excluding interest, taxes, brokerage commission and extraordinary expenses) are not greater, on an annualized basis, than 0.85% and 0.75% of average daily net assets of Growth & Income Portfolio II and Bond Portfolio II, respectively. The sponsor has advised the Trust that it will continue to waive fees and reimburse each Portfolio as described above through December 31, 1999. For the year ended December 31, 1998, the sponsor reimbursed $206,085 and $116,523 to the Growth & Income Portfolio II and Bond Portfolio II, respectively.

5.  Purchases and Sales of Investment Securities

For the year ended December 31, 1998, the cost of investment securities purchased was $59,853,038 and $29,717,084, and the proceeds from sales of investment securities sold were $33,802,717 and $24,287,635, for Growth & Income Portfolio II and Bond Portfolio II, respectively, excluding U.S. government obligations and US government agency obligations and short-term investments. Purchases and sales of U.S. government obligations were $38,779,377 and $32,330,383, respectively, for Bond Portfolio II.

6.  Restricted Securities

Restricted securities may be difficult to dispose of and involve time consuming negotiation and expense. Prompt sale of these securities may involve the seller taking a discount to the security's stated market value. As of December 31, 1998, Bond Portfolio II held restricted securities valued at

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$837,573 by the Trustees, representing 2.18% of net assets. Acquisition date and cost of each are as follows:

                                                                           ACQUISITION DATE      COST
                            Mercantile Safe Deposit                            3/28/85         $ 71,379
                            Central America, Series F                           8/1/86          130,000
                            Central America, Series G                           8/1/86          130,000
                            Central America, Series H                           8/1/86          130,000
                            Republic of Honduras, Series C                      5/1/88          100,000
                            Republic of Honduras, Series D                      5/1/88          100,000

Bond Portfolio II received these securities from The Western and Southern Life Insurance Company Separate Account A on November 21, 1994, in exchange for a proportionate interest in the Portfolio.

7.  Subsequent Event

Effective immediately after the close of business on December 31, 1998, two new portfolios, namely Touchstone Growth & Income Fund and Touchstone Bond Fund were established in the Select Advisors Variable Insurance Trust. Select Advisors Variable Insurance Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Massachusetts business trust on February 7, 1994. Effective after the close of business on December 31, 1998, Select Advisors Variable Insurance Trust was renamed Touchstone Variable Series Trust ("VST"). The shares of the newly established VST: Touchstone Growth & Income Fund and VST: Touchstone Bond Fund, (collectively "VST Funds") were substituted for shares of the Select Advisors
Portfolios: Growth & Income Portfolio II and the Select Advisors Portfolios:
Bond Portfolio II respectively, (collectively "SAP Funds") held by Western-Southern Life Assurance Company Separate Account 1 and Separate Account 2 and The Western and Southern Life Insurance Company Separate Account A. This transaction was achieved through an in-kind redemption from the SAP Funds and a corresponding in-kind contribution to the VST Funds of the net assets of the SAP Funds. As a result of this transaction, the SAP Funds ceased to be available as investment options for Separate Accounts 1, 2 and A. The VST Funds have substantially identical investment objectives, policies and risks as those of the respective SAP Funds. In addition, the VST Funds will employ the same investment advisor and investment techniques as those employed by the respective SAP Funds. The SAP Funds will be dissolved and terminated as soon as practicable.

REPORT OF INDEPENDENT ACCOUNTANTS
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   REPORT OF INDEPENDENT ACCOUNTANTS

To Investors and Trustees of
the Select Advisors Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and ratios and supplementary data present fairly, in all material respects, the financial position of Growth and Income Portfolio II and Bond Portfolio II (the "Funds") at December 31, 1998, the results of their operations, the changes in their net assets and their ratios and supplementary data for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and ratios and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 1999